FILE NO.  33-12947
                                                              FILE NO.  811-5079
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933            (X)
                          Pre-Effective Amendment No.            ( )
                        Post-Effective Amendment No. 12          (X)
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940        (X)
                                Amendment No. 13                 (X)
                                   ---------
                       JOHN HANCOCK TAX-EXEMPT SERIES FUND
               (Exact Name of Registrant as Specified in Charter)
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
              (Address of Principal Executive Offices) (Zip Code)
                 Registrant's Telephone Number, (617) 375-1700
                                   ---------
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                          Boston, Massachusetts 02199
                    (Name and Address of Agent for Service)
                                   ---------

It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485
(X) on January 1, 1997 pursuant to paragraph (b) of Rule 485
( ) 75 days after filing pursuant to paragraph (a) of Rule 485
( ) on (date) pursuant to paragraph (a) of Rule 485

Calculation of Registration Fees Under the Securities Act of 1933

                                                        Proposed Maximum     Proposed Aggregate
Title of Securities                Amount of Shares       Offering Price           Maximum             Amount of
 Being Registered                  Being Registered          Per Share         Offering Price       Registration Fee
 ----------------                  ----------------          ---------         --------------       ----------------
Shares of Beneficial Interest         Indefinite                N/A                 N/A                  N/A
Shares of Beneficial Interest          219,152                 12.00              330,000              $100.00

1. Registrant continues its election to register an indefinite number of shares of beneficial interest pursuant to Rule 24E-2 under the investment Company Act of 1940, as amended.

2. Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24F-2. 1,421,309 shares were redeemed during the fiscal year ended August 31, 1996. 1,229,657 shares were used for reductions pursuant to Paragraph (c) of Rule 24F-2 during the current fiscal year. 191,652 shares is the amount of redeemed shares used for reduction in this Amendment. Pursuant to Rule 457(c) under the Securities Act of 1933, the Maximum public offering price of $12.00 per share on December 17, 1996 is the price used as the basis for calculating the registration fee. While no fee is required for the 191,652 shares, the Registrant has elected to register, for $100, an additional $330,000 shares (approximately 27,500 shares at $12.00 per share).

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of securities under the Securities Act of 1933. The Registrant filed the notice required by Rule 24F-2NT for its most recent fiscal year on or about October 29, 1996.


Item Number Form N-1A,                                                          Statement of Additional
      Part A                          Prospectus Caption                          Information Caption
      ------                          ------------------                          -------------------
        1                     Front Cover Page                                             *
        2                     Overview; Investor Expenses;                                 *

        3                     Financial Highlights                                         *

        4                     Overview; Goal and Strategy; Portfolio                       *
                              Securities; Risk Factors; Business
                              Structure; More About Risk

        5                     Overview; Business Structure;                                *
                              Manager/Subadviser; Investor Expenses

        6                     Choosing a Share Class; Buying Shares;                       *
                              Selling Shares; Transaction Policies;
                              Dividends and Account Policies;
                              Additional Investor Services

        7                     Choosing a Share Class; How Sales Charges                    *
                              are Calculated; Sales Charge Deductions
                              and Waivers; Opening an Account; Buying
                              Shares; Transaction Policies; Additional
                              Investor Services

        8                     Selling Shares; Transaction Policies;                        *
                              Dividends and Account Policies

        9                     Not Applicable                                               *

       10                                        *                         Front Cover Page

       11                                        *                         Table of Contents

       12                                        *                         Organization of the Fund

       13                                        *                         Investment Objectives and Policies;
                                                                           Certain Investment Practices;
                                                                           Investment Restrictions

       14                                        *                         Those Responsible for Management

       15                                        *                         Those Responsible for Management

       16                                        *                         Investment Advisory; Subadvisory
                                                                           and Other Services; Distribution
                                                                           Contract; Transfer Agent Services;
                                                                           Custody of Portfolio; Independent
                                                                           Auditors

       17                                        *                         Brokerage Allocation

       18                                        *                         Description of Fund's Shares

       19                                        *                         Net Asset Value; Additional
                                                                           Services and Programs

       20                                        *                         Tax Status

       21                                        *                         Distribution Contract

       22                                        *                         Calculation of Performance

       23                                        *                         Financial Statements

                                    JOHN HANCOCK

                                    TAX-FREE
                                    INCOME FUNDS

                                    [John Hancock's graphic logo. A circle,
                                    diamond, triangle, and a cube.]
--------------------------------------------------------------------------------

PROSPECTUS                          CALIFORNIA TAX-FREE INCOME FUND
JANUARY 1, 1997
                                    HIGH YIELD TAX-FREE FUND

                                    MASSACHUSETTS TAX-FREE
                                    INCOME FUND

                                    NEW YORK TAX-FREE INCOME FUND

                                    TAX-FREE BOND FUND

This prospectus gives vital information about these funds. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that these funds:

-  are not bank deposits

-  are not federally insured

-  are not endorsed by any bank or government agency

-  are not guaranteed to achieve their goal(s)

High Yield Tax-Free Fund may invest up to 85% in junk bonds; read risk information carefully.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[John Hancock's graphic logo. A circle, diamond, triangle, and a cube.] JOHN HANCOCK FUNDS
A GLOBAL INVESTMENT MANAGEMENT FIRM

101 Huntington Avenue, Boston,
Massachusetts 02199-7603

CONTENTS
--------------------------------------------------------------------------------

A fund-by-fund look at goals,           CALIFORNIA TAX-FREE INCOME FUND        4
strategies, risks, expenses and
financial history.                      HIGH YIELD TAX-FREE FUND               6

                                        MASSACHUSETTS TAX-FREE INCOME FUND     8

                                        NEW YORK TAX-FREE INCOME FUND         10

                                        TAX-FREE BOND FUND                    12

Policies and instructions for           YOUR ACCOUNT
opening, maintaining and closing        CHOOSING A SHARE CLASS                14
an account in any                       HOW SALES CHARGES ARE CALCULATED      14
tax-free income fund.                   SALES CHARGE REDUCTIONS AND WAIVERS   15
                                        OPENING AN ACCOUNT                    15
                                        BUYING SHARES                         16
                                        SELLING SHARES                        17
                                        TRANSACTION POLICIES                  19
                                        DIVIDENDS AND ACCOUNT POLICIES        19
                                        ADDITIONAL INVESTOR SERVICES          20

Details that apply to the tax-free      FUND DETAILS
income funds as a group.                BUSINESS STRUCTURE                    21
                                        SALES COMPENSATION                    22
                                        MORE ABOUT RISK                       24

                                        FOR MORE INFORMATION          BACK COVER

OVERVIEW
--------------------------------------------------------------------------------
FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[A graphic image of a bullseye with an arrow in the middle of it.] GOAL AND STRATEGY The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[A graphic image of a black folder that contains a couple sheets of paper.] PORTFOLIO SECURITIES The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[A graphic image of a line chart with a single line that depicts some peaks and valleys.] RISK FACTORS The major risk factors associated with the fund.

[A graphic image of a generic person.] PORTFOLIO MANAGEMENT The individual or group designated by the investment adviser to handle the fund's day-to-day management.

[A graphic image of a percent symbol.] EXPENSES The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[A graphic image of a dollar sign.] FINANCIAL HIGHLIGHTS A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.



GOAL OF THE TAX-FREE INCOME FUNDS

John Hancock tax-free income funds seek to offer income that is exempt from federal and, in some cases, state and local income tax. Each fund has its own strategy and its own risk/reward profile. Each fund invests at least 80% of assets in municipal securities exempt from federal (and in some funds, state) income tax as well as the federal alternative minimum tax. However, a portion of a tax-free fund's income may be subject to these taxes. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

- are in higher income brackets
- want regular monthly income
- are interested in lowering their income tax burden
- pay California, Massachusetts or New York income tax
  (state-specific funds)

Tax-free income funds may NOT be appropriate if you:

- are not subject to a high level of state or federal income tax
- are seeking an investment for a tax-deferred retirement account
- are investing for maximum return over a long time horizon
- require absolute stability of your principal

THE MANAGEMENT FIRM

All John Hancock tax-free income funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $19 billion in assets.

CALIFORNIA TAX-FREE INCOME FUND

REGISTRANT NAME: JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND             TICKER SYMBOL    CLASS A: TACAX   CLASS B: TSCAX
--------------------------------------------------------------------------------------------------------------------------

GOAL AND STRATEGY

[A graphic image of a bullseye with an arrow in the middle of it.] The fund seeks income that is exempt from federal and California personal income taxes. The fund seeks to provide the maximum current income that is consistent with preservation of capital. To pursue this goal, the fund invests primarily in municipal securities exempt from these taxes.

PORTFOLIO SECURITIES

[A graphic image of a black folder that contains a couple sheets of paper.] The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of assets in California municipal securities, particularly bonds. These are primarily investment grade, although up to 20% of assets may be invested in junk bonds rated BB/Ba and their unrated equivalents. No more than 25% of assets may be invested in unrated securities.

For liquidity and flexibility, the fund may place up to 20% of assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS

[A graphic image of a line chart with a single line that depicts some peaks and valleys.] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities).

Although the fund is diversified, it concentrates in securities of California issuers and its performance is largely dependent on factors that may disproportionately affect these issuers. Factors may include:

- local economic or policy changes

- tax base erosion

- state constitutional limits on tax increases

- changes in the ratings assigned to the state's municipal issuers

- the possibility of credit problems, such as the 1994 bankruptcy of Orange
  County

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT

[A graphic image of a generic person.] Dianne Sales-Singer, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. Ms. Sales-Singer joined John Hancock Funds in 1989 and has been in the investment business since 1984.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[A graphic image of a percent symbol.] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.
SHAREHOLDER TRANSACTION EXPENSES                             CLASS A         CLASS B
Maximum sales charge imposed on purchases
(as a percentage of offering price)                            4.50%           none

Maximum sales charge imposed on
reinvested dividends                                           none            none

Maximum deferred sales charge                                  none(1)         5.00%

Redemption fee(2)                                              none            none

Exchange fee                                                   none            none

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee (after expense limitation)(3)                   0.45%           0.45%

12b-1 fee (net of reduction)(4)                                0.15%           0.90%

Other expenses                                                 0.15%           0.15%

Total fund operating expenses (after limitation)(3)            0.75%           1.50%

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.
 SHARE CLASS                           YEAR 1      YEAR 3      YEAR 5     YEAR 10
Class A shares                          $ 52        $ 68        $ 85        $134

Class B shares

  Assuming redemption
  at end of period                      $ 65        $ 77        $102        $159

  Assuming no redemption                $ 15        $ 47        $ 82        $159

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

(2) Does not include wire redemption fee (currently $4.00).

(3) Reflects the adviser's temporary agreement to limit expenses. Without this limitation, management fees would be 0.55% for each class and total fund operating expenses would be 0.85% for Class A and 1.60% for Class B.

(4) Without the reduction, 12b-1 fees would be 1.00% for Class B shares. Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

4  CALIFORNIA TAX-FREE INCOME FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
[A graphic image of a dollar sign.] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

VOLATILITY, AS INDICATED BY CLASS A
YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)
(scale varies from fund to fund)                       (Bar Graph)
==============================================================================================================================
CLASS A - PERIOD ENDED:                        12/90     12/91     12/92       12/93    12/94(1)    12/95         8/96(2)
==============================================================================================================================
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $ 10.00   $   9.91  $  10.32    $  10.41   $  10.85   $   9.28     $  10.69
Net investment income                           0.74       0.69      0.66(3)     0.62       0.58       0.57(3)      0.39(3)
Net realized and unrealized gain (loss) on
  investments                                  (0.16)      0.47      0.25        0.76      (1.57)      1.41        (0.33)
Total from investment operations                0.58       1.16      0.91        1.38      (0.99)      1.98         0.06
Less distributions:
  Dividends from net investment income         (0.67)     (0.70)    (0.67)      (0.62)     (0.58)     (0.57)       (0.39)
  Distributions from net realized gain on
   investments sold                               --      (0.05)    (0.15)      (0.32)        --         --           --
Total distributions                            (0.67)     (0.75)    (0.82)      (0.94)     (0.58)     (0.57)       (0.39)
Net asset value, end of period               $  9.91   $  10.32  $  10.41    $  10.85   $   9.28   $  10.69     $  10.36
TOTAL INVESTMENT RETURN AT NET ASSET
  VALUE(4)(%)                                   6.13      12.26      9.15       13.60      (9.31)     21.88         0.61(5)
Total adjusted investment return at net
  asset value(4,6)(%)                           5.29      11.86      8.90       13.42      (9.45)     21.73         0.55(5)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)($)   80,200    163,693   217,014     279,692    241,583    309,305      291,072
Ratio of expenses to average net assets(%)      0.00       0.40      0.58        0.69       0.75       0.75         0.76(7,8)
Ratio of adjusted expenses to average net
  assets(9)(%)                                  0.84       0.80      0.83        0.87       0.89       0.90         0.84(7)
Ratio of net investment income (loss) to
  average net assets(%)                         7.11       6.75      6.36        5.69       5.85       5.76         5.57(7)
Ratio of adjusted net investment income
  (loss) to average net assets(9)(%)            6.27       6.35      6.11        5.51       5.71       5.61         5.48(7)
Portfolio turnover rate (%)                       62         45        34          51         62         37(10)       30
Fee reduction per share ($)                     0.09       0.04      0.03(3)     0.02       0.01       0.01(3)      0.01(3)

=========================================================================================================
CLASS B - PERIOD ENDED:                             12/92      12/93   12/94(1)    12/95       8/96(2)
=========================================================================================================
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $ 10.32    $ 10.41  $ 10.85    $  9.28     $ 10.68
Net investment income                                 0.58(3)    0.54     0.51       0.50(3)     0.33(3)
Net realized and unrealized gain (loss) on
   investments                                        0.25       0.76    (1.57)      1.40       (0.31)
Total from investment operations                      0.83       1.30    (1.06)      1.90       (0.02)
Less distributions:
  Dividends from net investment income               (0.59)     (0.54)   (0.51)     (0.50)      (0.34)
  Distributions from net realized gain on
   investments sold                                  (0.15)     (0.32)      --         --          --
Total distributions                                  (0.74)     (0.86)   (0.51)     (0.50)      (0.34)
Net asset value, end of period                     $ 10.41    $ 10.85  $  9.28    $ 10.68     $ 10.36
TOTAL INVESTMENT RETURN AT NET ASSET
   VALUE(4)(%)                                        8.35      12.76    (9.99)     20.87        0.20(5)
Total adjusted investment return at net asset
   value(4,6)(%)                                     8.10      12.58   (10.13)     20.72        0.14(5)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)($)         26,595     65,437   77,365     84,673      83,253
Ratio of expenses to average net assets(%)            1.35       1.44     1.50       1.50        1.52(7,8)
Ratio of adjusted expenses to average net
   assets(9)(%)                                       1.60       1.62     1.64       1.65        1.59(7)
Ratio of net investment income (loss) to average
   net assets(%)                                      5.43       4.82     5.10       4.97        4.81(7)
Ratio of adjusted net investment income (loss) to
   average net assets(9)(%)                           5.18       4.64     4.96       4.82        4.72(7)
Portfolio turnover rate(%)                              34         51       62         37(10)      30
Fee reduction per share($)                            0.03(3)    0.02     0.01       0.01(3)     0.01(3)

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(2) Effective August 31, 1996, the fiscal period changed from December 31 to August 31.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7) Annualized.
(8) For the period ended August 31, 1996, the Ratio of Expenses to Average Net Assets for the Fund
    excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to
    Average Net Assets would be 0.75% for Class A and 1.50% for Class B.
(9) Unreimbursed, without fee reduction.
(10) Portfolio turnover excludes merger activity.

                                               CALIFORNIA TAX-FREE INCOME FUND 5

HIGH YIELD TAX-FREE FUND

REGISTRANT NAME: JOHN HANCOCK TAX-FREE BOND TRUST                      TICKER SYMBOL    CLASS A: JHTFX   CLASS B: TSHTX

--------------------------------------------------------------------------------
GOAL AND STRATEGY

[A graphic image of a bullseye with an arrow in the middle of it.] The fund seeks a high level of current income that is largely exempt from federal income tax and is consistent with preservation of capital. To pursue this goal, the fund invests primarily in a diversified portfolio of tax-exempt municipal debt securities.

PORTFOLIO SECURITIES

[A graphic image of a black folder that contains a couple sheets of paper.] The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of assets in municipal bonds rated A, BBB/Baa or BB/Ba and their unrated equivalents. Up to 5% of assets may be invested in bonds rated B, CCC/Caa or CC/Ca. Bonds rated BB/Ba or lower are considered junk bonds.

For liquidity and flexibility, the fund may place up to 20% of assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, including various derivative securities primarily used in the fund's capital preservation strategies, and may engage in other investment practices.

RISK FACTORS

[A graphic image of a line chart with a single line that depicts some peaks and valleys.] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities). Investors should expect greater fluctuations in share price, yield and total return compared to less aggressive tax-free income funds. These fluctuations, whether positive or negative, may be sharp and unanticipated.

Issuers of BBB/Baa rated bonds and junk bonds are typically in weaker financial health than issuers of high quality bonds, and their ability to pay interest and principal is less certain. These issuers are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception of adverse news.
Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT

[A graphic image of a generic person.] Frank A. Lucibella, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. Mr. Lucibella joined John Hancock Funds in 1988 and has been in the investment business since 1982.

INVESTOR EXPENSES

[A graphic image of a percent symbol.] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.
SHAREHOLDER TRANSACTION EXPENSES                                  CLASS A     CLASS B
Maximum sales charge imposed on purchases
(as a percentage of offering price)                                 4.50%       none

Maximum sales charge imposed on
reinvested dividends                                                none        none

Maximum deferred sales charge                                       none(1)     5.00%

Redemption fee(2)                                                   none        none

Exchange fee                                                        none        none

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee                                                      0.58%       0.58%

12b-1 fee(3)                                                        0.25%       1.00%

Other expenses                                                      0.26%       0.26%

Total fund operating expenses                                       1.09%       1.84%

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

 SHARE CLASS                           YEAR 1      YEAR 3      YEAR 5     YEAR 10
Class A shares                          $ 56        $ 78        $102        $172

Class B shares

  Assuming redemption
  at end of period                      $ 69        $ 88        $119        $196

  Assuming no redemption                $ 19        $ 58        $100        $196

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.


(1) Except for investments of $1 million or more; see "How sales charges are calculated."

(2) Does not include wire redemption fee (currently $4.00).

(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

6  HIGH YIELD TAX-FREE FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[A graphic image of a dollar sign.] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

VOLATILITY, AS INDICATED BY CLASS B
YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)        (Bar Graph)
(scale varies from fund to fund)

=============================================================================================
CLASS A - PERIOD ENDED:                                         10/94(1)   10/95(2)   8/96(3)
=============================================================================================
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  9.85     $ 8.82    $ 9.47
Net investment income                                             0.48(4)    0.57      0.49(4)
Net realized and unrealized gain (loss) on investments
sold and financial futures contracts                             (0.94)      0.70     (0.30)
Total from investment operations                                 (0.46)      1.27      0.19
Less distributions:
  Dividends from net investment income                           (0.48)     (0.58)    (0.50)
  Distributions in excess of net investment income               (0.09)     (0.04)       --
  Total distributions                                            (0.57)     (0.62)     (0.50)
Net asset value, end of period                                 $  8.82     $ 9.47    $  9.16
TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5)(%)                  4.96(6)   14.85       1.96(6)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)($)                     15,401      14,225    23,663
Ratio of expenses to average net assets(%)                        1.15(7)     1.06      1.10(7)
Ratio of net investment income (loss) to average net assets(%)    6.08(7)     6.36      6.39(7)
Portfolio turnover rate(%)                                          62          64        38

=========================================================================================================================
CLASS B - PERIOD ENDED:                            4/87(8)         10/87(9)           10/88           10/89        10/90
=========================================================================================================================
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $ 10.00           $  9.49           $  8.62        $  9.25      $  9.29
Net investment income                                0.53              0.37              0.62           0.55         0.55
Net realized and unrealized gain (loss) on
   investments sold and financial futures
   contracts                                        (0.51)            (0.87)             0.70           0.13        (0.14)
Total from investment operations                     0.02             (0.50)             1.32           0.68         0.41
Less distributions:
  Dividends from net investment income              (0.53)            (0.37)            (0.66)         (0.51)       (0.55)
  Distributions in excess of net investment
    income                                             --                --                --             --           --
  Distributions from net realized gain on
    investments sold                                   --                --             (0.03)            --           --
  Distributions from capital paid-in                   --                --                --          (0.13)       (0.08)
  Total distributions                               (0.53)            (0.37)            (0.69)         (0.64)       (0.63)
Net asset value, end of period                    $  9.49           $  8.62           $  9.25        $  9.29      $  9.07
TOTAL INVESTMENT RETURN AT NET ASSET
   VALUE(5)(%)                                       0.12(6)          (5.13)(6)         15.88           7.54         4.60
Total adjusted investment return at net
   asset value(5,10)(%)                             (0.39)(6)         (5.34)(6)            --             --           --
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)($)        15,753            15,026            24,278         29,841       35,820
Ratio of expenses to average net assets(%)           0.56(6)           0.61(6)           2.05           2.32         2.20
Ratio of adjusted expenses to average net
  assets(11)(%)                                      1.07(6)           0.82(6)             --             --           --
Ratio of net investment income to
   average net assets(%)                             4.96(6)           4.05(6)           6.66           5.79         5.96
Ratio of adjusted net investment income
   (loss) to average net assets(11)(%)               4.45(6)           3.84(6)             --             --           --
Portfolio turnover rate(%)                            153                42                82             29           41
Fee reduction per share($)                           0.05              0.02                --             --           --

================================================================================================================================
CLASS B - PERIOD ENDED:                            10/91          10/92           10/93           10/94     10/95(2)     8/96(3)
================================================================================================================================
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $  9.07        $  9.31        $   9.39        $   9.98     $   8.82   $   9.47
Net investment income                                0.54           0.55            0.53            0.48         0.51       0.44(4)
Net realized and unrealized gain (loss) on
   investments sold and financial futures
   contracts                                         0.34           0.17            0.72           (0.90)        0.69      (0.31)
Total from investment operations                     0.88           0.72            1.25           (0.42)        1.20       0.13
Less distributions:
  Dividends from net investment income              (0.54)         (0.55)          (0.56)          (0.48)       (0.51)     (0.44)
  Distributions in excess of net investment
    income                                             --             --              --           (0.07)       (0.04)     --
  Distributions from net realized gain on
    investments sold                                   --          (0.09)          (0.10)          (0.19)       --         --
  Distributions from capital paid-in                (0.10)            --              --              --        --         --
  Total distributions                               (0.64)         (0.64)          (0.66)          (0.74)       (0.55)     (0.44)
Net asset value, end of period                    $  9.31        $  9.39        $   9.98        $   8.82     $   9.47   $   9.16
TOTAL INVESTMENT RETURN AT NET ASSET
   VALUE(5)(%)                                      10.07           7.89           13.69           (4.44)       13.99       1.36(6)
Total adjusted investment return at net
   asset value(5,10)(%)                                --             --              --              --        --         --
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)($)        51,467         65,933         113,442         151,069      155,234    147,669
Ratio of expenses to average net assets(%)           2.36           2.17            2.06            1.85         1.79       1.81(7)
Ratio of adjusted expenses to average net
  assets(11)(%)                                        --             --              --              --        --         --
Ratio of net investment income to
   average net assets(%)                             5.61           5.78            5.23            5.36         5.61       5.65(7)
Ratio of adjusted net investment income
   (loss) to average net assets(11)(%)                 --             --              --              --        --         --
Portfolio turnover rate(%)                             83             40             100              62        64         38
Fee reduction per share($)                             --             --              --              --        --         --

(1) Class A shares commenced operations on December 31, 1993.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3) Effective August 31, 1996, the fiscal period end changed from October 31 to August 31.
(4) Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6) Not annualized.
(7) Annualized.
(8) For the period August 25, 1986 to April 30, 1987.
(9) For the period May 1, 1987 to October 31, 1987.
(10)An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(11)Unreimbursed, without fee reduction.

                                                      HIGH YIELD TAX-FREE FUND 7

MASSACHUSETTS TAX-FREE INCOME FUND

REGISTRANT NAME: JOHN HANCOCK TAX-EXEMPT SERIES FUND                      TICKER SYMBOL CLASS A: JHMAX     CLASS B: N/A

-------------------------------------------------------------------------------
GOAL AND STRATEGY

[A graphic image of a bullseye with an arrow in the middle of it.] The fund seeks income that is exempt from federal and Massachusetts personal income taxes. The fund seeks to provide the maximum current income that is consistent with preservation of capital. To pursue this goal, the fund invests primarily in municipal securities exempt from these taxes.

PORTFOLIO SECURITIES

[A graphic image of a black folder that contains a couple sheets of paper.] The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of net assets in Massachusetts municipal securities. Up to 33.3% of assets may be invested in municipal securities rated BBB/Baa or BB/Ba and their unrated equivalents. The balance of the fund's investments must be rated at least A or be of equivalent quality. Bonds rated BB/Ba are considered junk bonds.

For liquidity and flexibility, the fund may place up to 20% of net assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS

[A graphic image of a line chart with a single line that depicts some peaks and valleys.] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities).

Because the fund is not diversified and because it concentrates in securities of Massachusetts issuers, its performance is largely dependent on factors that may disproportionately affect its investments.

These factors may include:

- local economic or policy changes
- tax base erosion
- state constitutional limits on tax increases
- changes in the ratings assigned to the state's municipal issuers

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT

[A graphic image of a generic person.] Dianne Sales-Singer, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. Ms. Sales-Singer joined John Hancock Funds in 1989 and has been in the investment business since 1984.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[A graphic image of a percent symbol.]  Fund investors pay various expenses, either directly or indirectly. The figures below are based on Class A expenses for the past year, adjusted to reflect any changes. There were no Class B shares issued or outstanding during the last fiscal year. Future expenses may be greater or less.
 SHAREHOLDER TRANSACTION EXPENSES                                CLASS A   CLASS B
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                                4.50%     none

 Maximum sales charge imposed on
 reinvested dividends                                               none      none

 Maximum deferred sales charge                                      none(1)   5.00%

 Redemption fee(2)                                                  none      none
 Exchange fee                                                       none      none

 ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
 Management fee (after expense limitation)(3)                       0.07%     0.07%

 12b-1 fee(4)                                                       0.30%     1.00%
 Other expenses                                                     0.33%     0.33%

 Total fund operating expenses (after limitation)(3)                0.70%     1.40%

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


 SHARE CLASS                  YEAR 1  YEAR 3   YEAR 5   YEAR 10
 Class A shares                $52     $66      $82      $128

 Class B shares
   Assuming redemption
   at end of period            $64     $74      $97      $149

 Assuming no redemption        $14     $44      $77      $149

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser's temporary agreement to limit expenses. Without this limitation and the effect of expense offsets, management fees would be 0.50% for each class and total fund operating expenses would be 1.18% for Class A and 1.88% for Class B.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

8  MASSACHUSETTS TAX-FREE INCOME FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[A graphic image of a dollar sign.] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY CLASS A YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)                    [Bar Graph]
(scale varies from fund to fund)

===============================================================================================================================
 CLASS A - PERIOD ENDED:                              8/88(1)    8/89    8/90    8/91    8/92    8/93    8/94    8/95     8/96
===============================================================================================================================
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                $10.00     $10.63  $10.94  $10.63  $11.15  $11.75  $12.43  $11.56   $11.76
 Net investment income                                 0.65       0.70    0.69    0.73    0.71    0.67    0.63    0.65     0.65
 Net realized and unrealized gain (loss)
   on investments                                      0.63       0.31  (0.31)    0.53    0.60    0.82  (0.75)    0.20     (0.10)
 Total from investment operations                      1.28       1.01    0.38    1.26    1.31    1.49  (0.12)    0.85     0.55
 Less distributions:
   Dividends from net investment income               (0.65)     (0.70)  (0.69)  (0.73)  (0.71)  (0.67)  (0.63)  (0.65)   (0.65)
   Distributions from net realized gain on
     investments sold                                    --         --      --   (0.01)     --   (0.14)  (0.12)     --       --
   Total distributions                                (0.65)     (0.70)  (0.69)  (0.74)  (0.71)  (0.81)  (0.75)  (0.65)   (0.65)
 Net asset value, end of period                      $10.63     $10.94  $10.63  $11.15  $11.75  $12.43  $11.56  $11.76   $11.66
 TOTAL INVESTMENT RETURN AT NET ASSET
   VALUE(2) (%)                                       13.13(3)    9.67    3.49   12.10   12.11   13.29   (0.97)   7.66     4.78
 Total adjusted investment return at net asset
   value(2,4) (%)                                     10.38(3)    9.16    2.72   10.66   10.93   12.38   (1.50)   7.21     4.30
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)         4,757      9,138   9,968  15,015  29,113  50,019  54,122  54,416   55,169
 Ratio of expenses to average net assets (%)           1.00(3)    1.00    1.00    0.60    0.60    0.67    0.70    0.70     0.75(5)
 Ratio of adjusted expenses to average net
    assets(6) (%)                                      3.75(3)    1.51    1.77    2.04    1.78    1.58    1.23    1.15     1.18
 Ratio of net investment income (loss) to
    average net assets (%)                             6.28(3)    6.35    6.31    6.64    6.18    5.61    5.28    5.67     5.53
 Ratio of adjusted net investment income
    (loss) to average net assets(6) (%)                3.53(3)    5.84    5.54    5.20    5.00    4.70    4.75    5.22     5.05
 Portfolio turnover rate (%)                             20          2       2      29      56      79      29      24       36
 Fee reduction per share ($)                           0.28       0.11    0.08    0.16    0.14    0.11    0.06    0.05     0.06

==================================================================================================================================
 CLASS B - PERIOD ENDED:                                                                                                   8/96(1)
==================================================================================================================================
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                                                                           --
 Net investment income                                                                                                          --
 Net realized and unrealized gain (loss) on investments                                                                         --
 Total from investment operations                                                                                               --
 Less distributions:
   Dividends from net investment income                                                                                         --
   Distributions from net realized gain on investments sold                                                                     --
   Total distributions                                                                                                          --
 Net asset value, end of period                                                                                                 --
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(2) (%)                                                                              --
 Total adjusted investment return at net asset value(2,4) (%)                                                                   --
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                                                                                   --
 Ratio of expenses to average net assets (%)                                                                                    --
 Ratio of adjusted expenses to average net assets(6) (%)                                                                        --
 Ratio of net investment income (loss) to average net assets (%)                                                                --
 Ratio of adjusted net investment income (loss) to average
 net assets(6) (%)                                                                                                              --
 Portfolio turnover rate (%)                                                                                                    --
 Fee reduction per share ($)                                                                                                    --

(1) Class A shares commenced operations on September 3, 1987. Class B shares commenced operations on September 30, 1996.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Annualized.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5) For the year ended August 31, 1996, the Ratio of Expenses to Average Net
    Assets for the fund excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be
    0.70%.
(6) Unreimbursed, without fee reduction.


                                            MASSACHUSETTS TAX-FREE INCOME FUND 9

NEW YORK TAX-FREE INCOME FUND

REGISTRANT NAME: JOHN HANCOCK TAX-EXEMPT SERIES FUND                      TICKER SYMBOL CLASS A: JHNYX     CLASS B: N/A

-------------------------------------------------------------------------------
GOAL AND STRATEGY

[A graphic image of a bullseye with an arrow in the middle of it.] The fund seeks income that is exempt from federal income taxes as well as New York State and New York City personal income taxes. The fund seeks to provide the maximum current income that is consistent with preservation of capital. To pursue this goal, the fund invests primarily in municipal securities exempt from these taxes.

PORTFOLIO SECURITIES

[A graphic image of a black folder that contains a couple sheets of paper.] The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of net assets in New York municipal securities. Up to 33.3% of assets may be invested in municipal securities rated BBB/Baa or BB/Ba and their unrated equivalents. The balance of the fund's investments must be rated at least A or be of equivalent quality. Bonds rated BB/Ba are considered junk bonds.

For liquidity and flexibility, the fund may place up to 20% of net assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS

[A graphic image of a line chart with a single line that depicts some peaks and valleys.] As with most income funds, the value of your investment in the fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities).

Because the fund is not diversified and because it concentrates in securities of New York issuers, certain factors may disproportionately affect the fund's investments. These factors may include:

- local economic or policy changes
- tax base erosion
- limited flexibility to raise taxes
- changes in the ratings assigned to the state's municipal issuers
- the legacy of past credit problems of New York City and other issuers

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT

[A graphic image of a generic person.] Frank A. Lucibella, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. He joined John Hancock Funds in 1988 and has been in the investment business since 1982.


INVESTOR EXPENSES

[A graphic image of a percent symbol.] Fund investors pay various expenses, either directly or indirectly. The figures below are based on Class A expenses for the past year, adjusted to reflect any changes. There were no Class B shares issued or outstanding during the last fiscal year. Future expenses may be greater or less.
SHAREHOLDER TRANSACTION EXPENSES                                                 CLASS A       CLASS B
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                                              4.50%          none
 Maximum sales charge imposed on
 reinvested dividends                                                             none           none
 Maximum deferred sales charge                                                    none(1)        5.00%
 Redemption fee(2)                                                                none           none
 Exchange fee                                                                     none           none

 ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
 Management fee (after expense limitation)(3)                                     0.09%          0.09%
 12b-1 fee(4)                                                                     0.30%          1.00%
 Other expenses                                                                   0.31%          0.31%
 Total fund operating expenses (after limitation)(3)                              0.70%          1.40%

Example  The table below shows what you would pay
if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.
 SHARE CLASS                 YEAR 1  YEAR 3   YEAR 5   YEAR 10
 Class A shares                $52     $66      $82      $128
 Class B shares
   Assuming redemption
   at end of period            $64     $74      $97      $149
=======================================================================================================================
   Assuming no redemption      $14     $44      $77      $149

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).

(3) Reflects the adviser's temporary agreement to limit expenses. Without this limitation and the effect of expense offseet, management fees would be 0.50% for each class and total fund operating expenses would be 1.14% for
    Class A and 1.84% for Class B.

(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

10  NEW YORK TAX-FREE INCOME FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[A graphic image of a dollar sign.]  The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY CLASS A YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)                            [Bar Graph]
(scale varies from fund to fund)

==============================================================================================================================
 CLASS A - PERIOD ENDED:                            8/88(1)    8/89    8/90   8/91     8/92     8/93    8/94    8/95     8/96
==============================================================================================================================
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period              $10.00    $10.48  $11.01  $10.74    $11.29  $11.90  $12.63  $11.73   $11.88
 Net investment income                               0.61      0.68    0.67    0.72      0.72    0.68    0.64    0.65     0.66
 Net realized and unrealized gain (loss)
    on investments                                   0.48      0.55   (0.25)   0.55      0.63    0.87   (0.77)   0.15    (0.05)
 Total from investment operations                    1.09      1.23    0.42    1.27      1.35    1.55   (0.13)   0.80     0.61
 Less distributions:
   Dividends from net investment income             (0.61)    (0.68)  (0.67)  (0.72)    (0.72)  (0.68)  (0.64)  (0.65)   (0.66)
   Distributions from net realized gain
    on investments sold                                --     (0.02)  (0.02)      --    (0.02)  (0.14)  (0.13)     --       --
   Total distributions                              (0.61)    (0.70)  (0.69)   (0.72)   (0.74)  (0.82)  (0.77)  (0.65)   (0.66)
 Net asset value, end of period                    $10.48    $11.01  $10.74   $11.29   $11.90  $12.63  $11.73  $11.88   $11.83
 TOTAL INVESTMENT RETURN AT NET ASSET
   VALUE(2) (%)                                     11.40(3)  11.87    3.74    12.24    12.17   13.70   (1.05)   7.19     5.21
 Total adjusted investment return at net
   asset value(2,4) (%)                              7.56(3)  11.22    3.05    11.02    11.09   12.83   (1.58)   6.74     4.77
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)       4,306     8,795  13,357   20,878   33,806  52,444  55,690   55,753   56,229
 Ratio of expenses to average net assets (%)         1.00(3)   1.00    1.00     0.60     0.60    0.67    0.70    0.70      0.73(5)
 Ratio of adjusted expenses to average net
   assets(6) (%)                                     4.84(3)   1.65    1.69    1.82      1.68    1.54    1.23     1.15     1.14
 Ratio of net investment income (loss) to
   average net assets (%)                            6.11(3)   6.30    6.17    6.57      6.22    5.63    5.28     5.67     5.51
 Ratio of adjusted net investment income
   (loss) to average
 net assets(6) (%)                                   2.27(3)   5.65    5.48    5.35      5.14    4.76    4.75     5.22     5.07
 Portfolio turnover rate (%)                           16        10      10      12        48      56      23       70       76
 Fee reduction per share ($)                         0.38      0.13    0.08    0.13      0.13    0.11    0.06     0.05     0.05

==================================================================================================================================
CLASS B - PERIOD ENDED:                                                                                                    8/96 (1)
==================================================================================================================================
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                                                                           --
 Net investment income                                                                                                          --
 Net realized and unrealized gain (loss) on investments                                                                         --
 Total from investment operations                                                                                               --
 Less distributions:
   Dividends from net investment income                                                                                         --
   Distributions from net realized gain on investments sold
   Total distributions                                                                                                          --
 Net asset value, end of period                                                                                                 --
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(2) (%)                                                                              --
 Total adjusted investment return at net asset value(2,4) (%)                                                                   --
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                                                                                   --
 Ratio of expenses to average net assets (%)                                                                                    --
 Ratio of adjusted expenses to average net assets(6) (%)                                                                        --
 Ratio of net investment income (loss) to average net assets (%)                                                                --
 Ratio of adjusted net investment income (loss) to average
 net assets(6) (%)                                                                                                              --
 Portfolio turnover rate (%)                                                                                                    --
 Fee reduction per share ($)                                                                                                    --

(1) Class A shares commenced operations on September 11, 1987. Class B shares commenced operations on September 30, 1996.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Annualized.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5) For the year ended August 31, 1996, the Ratio of Expenses to Average Net
    Assets for the fund excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be
    0.70%.
(6) Unreimbursed, without fee reduction.

                                                NEW YORK TAX-FREE INCOME FUND 11

TAX-FREE BOND FUND

REGISTRANT NAME: JOHN HANCOCK TAX-FREE BOND TRUST                         TICKER SYMBOL CLASS A: TAMBX   CLASS B: TSMBX

------------------------------------------------------------------------------
GOAL AND STRATEGY

[A graphic image of a bullseye with an arrow in the middle of it.] The fund seeks as high a level of interest income exempt from federal income tax as is consistent with preservation of capital. To pursue this goal, the fund invests in a diversified portfolio of municipal securities. Under normal circumstances, the fund will place at least 80% of assets in municipal bonds.

PORTFOLIO SECURITIES

[A graphic image of a black folder that contains a couple sheets of paper.] The fund's municipal bonds may include investment-grade bonds, notes and commercial paper of any maturity. Less than 35% of assets may be invested in municipal bonds rated BB/Ba or B (junk bonds) and their unrated equivalents. The fund may not invest more than 25% of assets in private activity bonds of issuers in any one industry. There is no limit on the fund's investments in issuers located in any one state.

For liquidity and flexibility, the fund may place up to 20% of assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS

[A graphic image of a line chart with a single line that depicts some peaks and valleys.] As with most income investments, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed income securities (including municipal securities). Bonds with longer maturities are especially sensitive to interest rate movements.

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT

[A graphic image of a generic person.] Thomas C. Goggins has been the leader of the fund's portfolio management team since joining John Hancock Funds in April 1995. A senior vice president of the adviser, Mr. Goggins has been in the investment business since 1986.

INVESTOR EXPENSES

[A graphic image of a percent symbol.] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.
 SHAREHOLDER TRANSACTION EXPENSES                CLASS A   CLASS B
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)               4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                              none      none
 Maximum deferred sales charge                     none(1)   5.00%
 Redemption fee(2)                                 none      none
 Exchange fee                                      none      none

 ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
 Management fee                          0.41%     0.41%
 12b-1 fee(3,4)                          0.15%     0.90%
 Other expenses                          0.29%     0.29%
 Total fund operating expenses(4)        0.85%     1.60%

Example  The table below shows what you would pay
if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.
 SHARE CLASS                    YEAR 1   YEAR 3   YEAR 5   YEAR 10
 Class A shares                   $53     $71      $ 90      $145
 Class B shares
   Assuming redemption
   at end of period               $66     $81      $107      $170
   Assuming no redemption         $16     $51      $ 87      $170

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

(2)  Does not include wire redemption fee (currently $4.00).

(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(4) The adviser has agreed to limit total fund operating expenses to 0.85% for Class A and 1.60% for Class B. Without this limitation, management fees would be 0.54% for each class and total fund operating expenses would be 0.98% for Class A and 1.73% for Class B.

12  TAX-FREE BOND FUND

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
[A graphic image of a dollar sign.]  The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

VOLATILITY, AS INDICATED BY CLASS A YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)
(scale varies from fund to fund)                                                               [Bar Graph]

===============================================================================================================================
 CLASS A - PERIOD ENDED:                                        12/90(1)   12/91   12/92    12/93   12/94(2)  12/95    8/96(3)
===============================================================================================================================
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                           $10.00     $9.90   $10.24   $10.47   $10.96    $9.39    $10.67
 Net investment income                                            0.71      0.69     0.67     0.62     0.58     0.57(4)   0.40
 Net realized and unrealized gain (loss) on investments          (0.13)     0.72     0.42     0.93    (1.58)    1.28     (0.41)
 Total from investment operations                                 0.58      1.41     1.09     1.55    (1.00)    1.85     (0.01)
 Less distributions:
   Dividends from net investment income                          (0.68)    (0.68)   (0.68)   (0.62)   (0.57)   (0.57)    (0.39)
   Distributions from net realized gain on investments
     sold                                                           --     (0.39)   (0.18)   (0.44)      --       --        --
   Total distributions                                           (0.68)    (1.07)   (0.86)   (1.06)   (0.57)   (0.57)    (0.39)
 Net asset value, end of period                                  $9.90    $10.24   $10.47   $10.96    $9.39   $10.67    $10.27
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5) (%)                6.04(6)  14.78    10.97    15.15    (9.28)   20.20     (0.01)(6)
 Total adjusted investment return at net asset value
   (5,7) (%)                                                      5.19(6)  14.40    10.67    14.98    (9.39)   20.08     (0.09)(6)
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                   45,437    73,393   99,523  136,521  114,539  118,797   560,863
 Ratio of expenses to average net assets (%)                      0.40(6)   0.60     0.66     0.78     0.85     0.85      0.85(8)
 Ratio of adjusted expenses to average net assets(9) (%)          1.25(6)   0.98     0.96     0.95     0.96     0.97      0.98(8)
 Ratio of net investment income (loss) to average net
   assets (%)                                                     7.09(6)   6.86     6.46     5.57     5.72     5.67      5.75(8)
 Ratio of adjusted net investment income (loss) to average
 net assets(9) (%)                                                6.24(6)   6.48     6.16     5.40     5.61     5.55      5.62(8)
 Portfolio turnover rate (%)                                        64       123       79      116      107      113       116(10)
 Fee reduction per share ($)                                      0.08      0.04     0.03     0.02     0.01     0.01(4)   0.01(4)

=======================================================================================================================
 CLASS B - PERIOD ENDED:                                             12/92       12/93     12/94(2)   12/95    8/96(3)
=======================================================================================================================
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                $10.24      $10.47    $10.96    $9.38     $10.67
 Net investment income                                                 0.59(4)     0.54      0.50     0.50(4)    0.34
 Net realized and unrealized gain (loss) on investments                0.42        0.93     (1.58)    1.28       (0.40)
 Total from investment operations                                      1.01        1.47     (1.08)    1.78       (0.06)
 Less distributions:
   Dividends from net investment income                               (0.60)      (0.54)    (0.50)   (0.49)      (0.34)
   Distributions from net realized gain on investments sold           (0.18)      (0.44)      --        --          --
   Total distributions                                                (0.78)      (0.98)    (0.50)   (0.49)      (0.34)
 Net asset value, end of period                                      $10.47      $10.96     $9.38   $10.67      $10.27
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5) (%)                    10.15       14.30    (10.05)   19.41       (0.51)(6)
 Total adjusted investment return at net asset value(5,7) (%)          9.85       14.13    (10.16)   19.29       (0.59)(6)
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                        18,272      56,384    70,243   76,824      81,177
 Ratio of expenses to average net assets (%)                           1.43        1.53      1.60     1.60        1.60(8)
 Ratio of adjusted expenses to average net assets(9) (%)               1.73        1.70      1.71     1.72        1.73(8)
 Ratio of net investment income (loss) to average net assets (%)       5.57        4.66      4.97     4.90        4.91(8)
 Ratio of adjusted net investment income (loss) to average
 net assets(9) (%)                                                     5.27        4.49      4.86     4.78        4.78(8)
 Portfolio turnover rate (%)                                             79         116       107      113         116(10)
 Fee reduction per share ($)                                           0.03(4)     0.02      0.01     0.01(4)     0.01(4)

(1) Class A shares commenced operations on January 5, 1990.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3) Effective August 31, 1996, the fiscal period changed from December 31 to August 31.
(4) Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6) Not annualized.
(7) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(8) Annualized.
(9) Unreimbursed, without fee reduction.
(10)Portfolio turnover excludes merger activity.

                                                           TAX-FREE BOND FUND 13

YOUR ACCOUNT
--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

All John Hancock tax-free income funds offer two classes of shares, Class A and Class B. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your financial representative can help you decide.

--------------------------------------------------------------------------------
CLASS A                                 CLASS B
--------------------------------------------------------------------------------
-  Front-end sales charges, as          - No front-end sales charge; all your
   described below. There are             money goes to work for you right away.
   several ways to reduce these
   charges, also described below.       - Higher annual expenses than Class A
                                          shares.
-  Lower annual expenses than
   Class B shares.                      - A deferred sales charge on shares
                                          you sell within six years of
                                          purchase, as described below.

                                        - Automatic conversion to Class A
                                          shares after eight years, thus
                                          reducing future annual expenses.

For actual past expenses of Class A and B shares, see the fund-by-fund information earlier in this prospectus.
--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

CLASS A Sales charges are as follows:
================================================================================
CLASS A SALES CHARGES
================================================================================
                            AS A % OF                          AS A % OF YOUR
YOUR INVESTMENT             OFFERING PRICE                     INVESTMENT
Up to $99,999               4.50%                                  4.71%
$100,000 - $249,999         3.75%                                  3.90%
$250,000 - $499,999         3.00%                                  3.09%
$500,000 - $999,999         2.00%                                  2.04%
$1,000,000 and over         See below

INVESTMENTS OF $1 MILLION OR MORE Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

================================================================================
CDSC ON $1 MILLION+ INVESTMENTS
================================================================================
YOUR INVESTMENT                 CDSC ON SHARES BEING SOLD
First $1M - $4,999,999                 1.00%
Next $1 - $5M above that               0.50%
Next $1 or more above that             0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

CLASS B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within six years of buying them. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

================================================================================
CLASS B DEFERRED CHARGES
================================================================================
YEARS AFTER PURCHASE                        CDSC ON SHARES BEING SOLD
1st year                                    5.00%
2nd year                                    4.00%
3rd or 4th year                             3.00%
5th year                                    2.00%
6th year                                    1.00%
After 6 years                               None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

14  YOUR ACCOUNT

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS
================================================================================

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.
- Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge.
- Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.
- Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services to add these options (see the back cover of this prospectus).

GROUP INVESTMENT PROGRAM Allows established groups of four or more investors to invest as a group. Each investor has an individual account, but for sales charge purposes the group's investments are lumped together, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial aggregate investments must be at least $250) and you may terminate the program at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify.

CDSC WAIVERS As long as Signature Services is notified at the time you sell, the CDSC for either share class will generally be waived in the following cases:
- to make payments through certain systematic withdrawal plans
- to make certain distributions from a retirement plan
- because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

REINSTATEMENT PRIVILEGE If you sell shares of a John Hancock fund, you may invest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:
- government entities that are prohibited from paying mutual fund sales charges
- financial institutions or common trust funds investing $1 million or more for non-discretionary accounts
- selling brokers and their employees and sales representatives
- financial representatives utilizing fund shares in fee-based investment products under agreement with John Hancock Funds
- fund trustees and other individuals who are affiliated with these or other John Hancock funds
- individuals transferring assets to a John Hancock tax-free fund from an employee benefit plan that has John Hancock funds
- members of an approved affinity group financial services program
- certain insurance company contract holders (one-year CDSC usually applies)
- participants in certain retirement plans with at least 100 members (one-year CDSC applies)

To utilize: if you think you may be eligible for a sales charge waiver, contact your financial representative or Signature Services, or consult the SAI.

================================================================================
OPENING AN ACCOUNT
================================================================================
1 Read this prospectus carefully.
2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:
   - non-retirement account: $1,000
   - group investments: $250
   - Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You can initiate any purchase, exchange or sale of shares through your financial representative.

                                                                15  YOUR ACCOUNT

================================================================================
BUYING SHARES
================================================================================
           OPENING AN ACCOUNT                ADDING TO AN ACCOUNT

BY CHECK
[A graphic image of a blank check.]         - Make out a check for the
- Make out a check for the                    investment amount, payable to
  investment amount, payable to               "John Hancock Signature
  "John Hancock Signature                     Services, Inc."
  Services, Inc."

-  Deliver the check and your                - Fill out the detachable
   completed application to your               investment slip from an account
   financial representative, or mail           statement. If no slip is available,
   them to Signature Services                  include a note specifying the fund
   (address on next page).                     name, your share class, your
                                               account number and the name(s) in
                                               which the account is registered.

                                             - Deliver the check and your
                                               investment slip or note to your
                                               financial representative, or mail
                                               them to Signature Services
                                               (address on next page).

BY EXCHANGE

[A graphic image of a white arrow outlined
in black that points to the right above
a black that points to the left.]
- Call your financial representative         - Call Signature Services to request
  or Signature Services to request an          an exchange.
  exchange.

BY WIRE
[A graphic image of a jagged white arrow outlined in black that points upwards at a 45 degree angle.]
- Deliver your completed application
  to your financial representative,
  or mail it to Signature Services.

- Obtain your account number by
  calling your financial
  representative or Signature
  Services.

- Instruct your bank to wire the             - Instruct your bank to wire the
  amount of your investment to:                amount of your investment to:
  First Signature Bank & Trust                 First Signature Bank & Trust
  Account # 900000260                          Account # 900000260
  Routing # 211475000                          Routing #  211475000
  Specify the fund name, your                  Specify the fund name, your share
  choice of share class, the new               class, your account number and
  account number and the name(s) in            the name(s) in which the account
  which the account is registered.             is registered. Your bank may
  Your bank may charge a fee to                charge a fee to wire funds.
  wire funds.

BY PHONE
[A graphic image of a telephone.]
- See "By wire" and "By exchange."           - Verify that your bank or credit
                                               union is a member of the
                                               Automated Clearing House (ACH)
                                               system.

                                             - Complete the "Invest-By-Phone"
                                               and "Bank Information" sections
                                               on your account application.

                                             - Call Signature Services to verify
                                               that these features are in place
                                               on your account.

                                             - Tell the Signature Services
                                               representative the fund name,
                                               your share class, your account
                                               number, the name(s) in which the
                                               account is registered and the
                                               amount of your investment.


To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


16  YOUR ACCOUNT

================================================================================
SELLING SHARES
================================================================================

DESIGNED FOR                                 TO SELL SOME OR ALL OF YOUR SHARES
BY LETTER

[A graphic image of the back of an
envelope.]
- Accounts of any type.                      - Write a letter of instruction or
                                               complete a stock power indicating
- Sales of any amount.                         the fund name, your share class,
                                               your account number, the name(s)
                                               in which the account is
                                               registered and the dollar value
                                               or number of shares you wish to
                                               sell.

                                             - Include all signatures and any
                                               additional documents that may be
                                               required (see next page).

                                             - Mail the materials to Signature
                                               Services.

                                             - A check will be mailed to the
                                               name(s) and address in which the
                                               account is registered, or
                                               otherwise according to your
                                               letter of instruction.

BY PHONE

[A graphic image of a telephone.]
- Most accounts.                             - For automated service 24 hours a
                                               day using your touch-tone phone,
- Sales of up to $100,000.                     call the EASI-Line at 1-800-338-
                                               8080.

                                             - To place your order with a
                                               representative at John Hancock
                                               Funds, call Signature Services
                                               between 8 A.M. and 4 P.M. Eastern
                                               Time on most business days.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

[A graphic image of a jagged white arrow
outlined in black that points upwards
at a 45 degree angle.]
- Requests by letter to sell any             - Fill out the "Telephone
  amount (accounts of any type).               Redemption" section of your new
                                               account application.

- Requests by phone to sell up to
  $100,000 (accounts with telephone          - To verify that the telephone
  redemption privileges).                      redemption privilege is in place
                                               on an account, or to request the
                                               forms to add it to an existing
                                               account, call Signature Services.

                                             - Amounts of $1,000 or more will be
                                               wired on the next business day. A
                                               $4 fee will be deducted from your
                                               account.

                                             - Amounts of less than $1,000 may
                                               be sent by EFT or by check. Funds
                                               from EFT transactions are
                                               generally available by the second
                                               business day. Your bank may
                                               charge a fee for this service.

BY EXCHANGE

[A graphic image of a white arrow outlined
in black that points to the right
above a black that points to the left.]
- Accounts of any type.                      - Obtain a current prospectus for
                                               the fund into which you are
- Sales of any amount.                         exchanging by calling your
                                               financial representative or
                                               Signature Services.

                                             - Call Signature Services to
                                               request an exchange.

--------------------------------------------------------------------------------
Address
John Hancock Signature Services, Inc.
P.O. Box 9116  Boston, MA  02205-9116

Phone
1-800-225-5291

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------

                            To sell shares through a systematic withdrawal plan,
                                             see "Additional investor services."

                                                                 YOUR ACCOUNT 17

SELLING SHARES IN WRITING In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

- your address of record has changed within the past 30 days

- you are selling more than $100,000 worth of shares

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

- a broker or securities dealer

- a federal savings, cooperative or other type of bank

- a savings and loan or other thrift institution

- a credit union

- a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

=========================================================[A graphic image of the back of an envelope.]
SELLER                                       REQUIREMENTS FOR WRITTEN REQUESTS
=========================================================
Owners of individual, joint, sole            - Letter of instruction.
proprietorship, UGMA/UTMA
(custodial accounts for minors) or           - On the letter, the signatures and
general partner accounts.                      titles of all persons authorized
                                               to sign for the account, exactly
                                               as the account is registered.

                                             - Signature guarantee if applicable
                                               (see above).

Owners of corporate or association           - Letter of instruction.
accounts.
                                             - Corporate resolution, certified
                                               within the past 90 days.

                                             - On the letter and the resolution,
                                               the signature of the person(s)
                                               authorized to sign for the
                                               account.

                                             - Signature guarantee if applicable
                                               (see above).

Owners or trustees of trust accounts.        - Letter of instruction.

                                             - On the letter, the signature(s)
                                               of the trustee(s).

                                             - If the names of all trustees are
                                               not registered on the account,
                                               please also provide a copy of the
                                               trust document certified within
                                               the past 60 days.

                                             - Signature guarantee if applicable
                                               (see above).

Joint tenancy shareholders whose             - Letter of instruction signed by
co-tenants are deceased.                       surviving tenant.

                                             - Copy of death certificate.

                                             - Signature guarantee if applicable
                                               (see above).

Executors of shareholder estates.            - Letter of instruction signed by
                                               executor.

                                             - Copy of order appointing
                                               executor.

                                             - Signature guarantee if applicable
                                               (see above).

Administrators, conservators, guardians      - Call 1-800-225-5291 for
and other sellers or account types not         instructions.
listed above.

18 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

BUY AND SELL PRICES When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by Signature Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Signature Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, Signature Services is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. Class B shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to that of the new fund if the new fund's rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may change or cancel its exchange privilege at any time, upon 60 days' notice to its shareholders. A fund may also refuse any exchange order.

CERTIFICATED SHARES Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

SALES IN ADVANCE OF PURCHASE PAYMENTS When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten calendar days after the purchase.

ELIGIBILITY BY STATE You may only invest in, or exchange into, fund shares legally available in your state.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

- after every transaction (except a dividend reinvestment) that affects your account balance
- after any changes of name or address of the registered owner(s)
- in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS The funds generally declare dividends daily and pay them monthly. Short- and long-term capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Your dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold.

                                                                 YOUR ACCOUNT 19

DIVIDEND REINVESTMENTS Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

TAXABILITY OF DIVIDENDS As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

The fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as "exempt-interest dividends." However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders' alternative minimum tax.

Dividends from a fund's short- and long-term capital gains are taxable. Taxable dividends paid in January may be taxable as if they had been paid the previous December.

The state tax-free income funds intend to comply with certain state tax requirements so that their income dividends will be exempt from state and local personal income taxes in the applicable state. Dividends of the other tax-free income funds are not exempt from state and local income taxes.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SMALL ACCOUNTS (NON-RETIREMENT ONLY) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application.
- If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

SYSTEMATIC WITHDRAWAL PLAN This plan may be used for routine bill payment or periodic withdrawals from your account. To establish:

-  Make sure you have at least $5,000 worth of shares in your account.
- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
- Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
- Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

RETIREMENT PLANS John Hancock Funds offers a range of qualified retirement plans, including IRAs, SEPs, 401(k) plans, 403(b) plans (including TSAs) and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

20  YOUR ACCOUNT

FUND DETAILS

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

HOW THE FUNDS ARE ORGANIZED Each John Hancock tax-free income fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock tax-free income funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").

[A flow chart that contains 7 rectangular-shaped boxes and illustrates the hierarchy of how the funds are organized. Within the flowchart, there are 5 tiers. The tiers are connected by shaded lines.

Shareholders represent the first tier. There is a shaded vertical arrow on the left-hand side of the page. The arrow has arrowheads on both ends and is contained within two horizontal shaded lines. This is meant to highlight tiers two and three which focus on Financial Service Firms and Distribution and Shareholder Services.

Principal Distributor and Transfer Agent are shown on the third tier. Investment Advisor and Custodian are shown on the fourth tier.

A shaded vertical arrow on the right-hand side of the page denotes those entities involved in the Asset Management. The arrow has arrowheads on both ends and is contained within two horizontal, shaded lines.

The fifth tier includes the Trustees.]

                                                                 YOUR ACCOUNT 21

ACCOUNTING COMPENSATION The funds compensate the adviser for performing tax and financial management services. Annual compensation is not expected to exceed 0.02% of each fund's average net assets.

PORTFOLIO TRADES In placing portfolio trades, the adviser may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.

INVESTMENT GOALS AND POLICIES Except for Massachusetts and New York Tax-Free Income Funds, each fund's investment goal is fundamental and may only be changed with shareholder approval. Each fund's policy of investing at least 80% in municipal securities is fundamental and may not be changed without shareholder approval. The High Yield Tax-Free Fund's 80% credit policy is also fundamental.

DIVERSIFICATION Except for the Massachusetts and New York Tax-Free Income Funds, all of the tax-free income funds are diversified.


--------------------------------------------------------------------------------
SALES COMPENSATION

As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b- 1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B shares, interest expenses.

--------------------------------------------------------------------------------
CLASS B UNREIMBURSED DISTRIBUTION EXPENSES(1)
--------------------------------------------------------------------------------

                                   UNREIMBURSED               AS A % OF
FUND                               EXPENSES                   NET ASSETS
California Tax-Free Income         $3,990,001                 4.84%
High Yield Tax-Free                $6,664,822                 4.32%
Massachusetts Tax-Free Income      N/A                        N/A
New York Tax-Free Income           N/A                        N/A
Tax-Free Bond                      $3,773,863                 4.84%

(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.

INITIAL COMPENSATION Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.

ANNUAL COMPENSATION Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.

22 FUND DETAILS

----------------------------------------------------------------------------------------------------------------------------
CLASS A INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------

                                                           MAXIMUM
                              SALES CHARGE                 REALLOWANCE            FIRST YEAR                  MAXIMUM
                              PAID BY INVESTORS            OR COMMISSION          SERVICE FEE                 TOTAL COMPENSATION(1)
                              (% of offering price)        (% of offering price)  (% of net investment)       (% of offering price)
                              ---------------------        ---------------------  ---------------------       ---------------------
Up to $99,999                 4.50%                         3.76%                  0.25%                      4.00%
$100,000 - $249,999           3.75%                         3.01%                  0.25%                      3.25%
$250,000 - $499,999           3.00%                         2.26%                  0.25%                      2.50%
$500,000 - $999,999           2.00%                         1.51%                  0.25%                      1.75%


REGULAR INVESTMENTS OF
$1 MILLION OR MORE
First $1M - $4,999,999        --                           0.75%                   0.25%                      1.00%
Next $1 - $5M above that      --                           0.25%                   0.25%                      0.50%
Next $1 and more above that   --                           0.00%                   0.25%                      0.25%


WAIVER INVESTMENTS(2)         --                           0.00%                   0.25%                      0.25%

------------------------------------------------------------------------------------------------------------------------------------
CLASS B INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
                                                            MAXIMUM
                                                            REALLOWANCE            FIRST YEAR                 MAXIMUM
                                                            OR COMMISSION          SERVICE FEE                TOTAL COMPENSATION
                                                            (% of offering price)  (% of net investment)      (% of offering price)
                                                            ---------------------  ---------------------      ---------------------
All amounts                                                 3.75%                  0.25%                      4.00%

(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.
(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

                                                                 FUND DETAILS 23

--------------------------------------------------------------------------------
MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following page are brief descriptions of these securities and practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any bond fund, there is no guarantee that a John Hancock tax-free income fund will earn income or show a positive return over any period of time -- days, months or years.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK

CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Common to all debt securities.

INFORMATION RISK The risk that key information about a security or market is inaccurate or unavailable. Common to all municipal securities.

INTEREST RATE RISK The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

LEVERAGE RISK Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

- Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
- Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

LIQUIDITY RISK The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

MANAGEMENT RISK The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

MARKET RISK The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

NATURAL EVENT RISK The risk of losses attributable to natural disasters, such as earthquakes and similar events.

OPPORTUNITY RISK The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

POLITICAL RISK The risk of losses attributable to government or political actions of any sort.

VALUATION RISK The risk that a fund has valued certain of its securities at a higher price than it can sell them for.

24  FUND DETAILS

-----------------------------------------------------------------------------------------------------------------------------------
HIGHER-RISK SECURITIES AND PRACTICES
-----------------------------------------------------------------------------------------------------------------------------------

This table shows each fund's investment      CALIFORNIA TAX-     HIGH YIELD      MASSACHUSETTS TAX-      NEW YORK TAX-     TAX-FREE
limitations as a percentage of portfolio       FREE INCOME        TAX-FREE          FREE INCOME           FREE INCOME        BOND
assets. In each case the principal types     ---------------     ----------      ------------------      -------------     --------
of risk are listed (see previous page
for definitions). Numbers in this table
show allowable usage only; for actual
usage, consult the fund's
annual/semi-annual reports.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
+  No policy limitation on usage; fund
   may be using currently
*  Permitted, but has not typically been
   used
-- Not permitted

-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES                         CALIFORNIA TAX-     HIGH YIELD      MASSACHUSETTS TAX-      NEW YORK TAX-     TAX-FREE
                                               FREE INCOME        TAX-FREE          FREE INCOME           FREE INCOME        BOND
BORROWING; REVERSE REPURCHASE AGREEMENTS     ---------------     ----------      ------------------      -------------     --------
The borrowing of money from banks or
through reverse repurchase agreements.
Leverage, credit risks.                             15              33.3(1)             33.3                   33.3            15

REPURCHASE AGREEMENTS The purchase of a
security that must later be sold back to
the issuer at the same price plus
interest. Credit risk.                               +                +                   +                      +              +

SECURITIES LENDING The lending of
securities to financial institutions,
which provide cash or government
securities as collateral. Credit risk.
                                                   33.3               --                33.3                    33.3          33.3

SHORT-TERM TRADING Selling a security
soon after purchase. A portfolio
engaging in short-term trading will have
higher turnover and transaction
expenses. Market risk.                               +                +                   +                      +              +

WHEN-ISSUED SECURITIES AND FORWARD
COMMITMENTS The purchase or sale of
securities for delivery at a future
date; market value may change before
delivery. Market, opportunity, leverage
risks.                                               +                +                   +                      +              +

CONVENTIONAL SECURITIES

NON-INVESTMENT-GRADE DEBT SECURITIES
Debt securities rated below BBB/Baa are
considered junk bonds. Credit, market,
interest rate, liquidity, valuation,
information risks.                                   20               85                33.3                   33.3             35

PRIVATE ACTIVITY BONDS Municipal debt
obligations that are backed primarily by
revenues from non-governmental entities.
Credit, information, interest rate,
political, natural event risks.                      +                +                   +                      +              +


RESTRICTED AND ILLIQUID SECURITIES
Securities not traded on the open
market. May include illiquid Rule 144A
securities. Liquidity, valuation, market
risks.                                               10               10                  15                     15             10

-----------------------------------------------------------------------------------------------------------------------------------
UNLEVERAGED DERIVATIVE SECURITIES

PARTICIPATION INTERESTS Securities
representing an interest in another
security, often a municipal lease
obligation (MLO). MLOs are not backed by
the full faith and credit of the issuing
municipality. Credit, information,
interest rate, liquidity, valuation
risks.                                               +                +                   +                      +              +

-----------------------------------------------------------------------------------------------------------------------------------
LEVERAGED DERIVATIVE SECURITIES

FINANCIAL FUTURES AND OPTIONS;
SECURITIES AND INDEX OPTIONS Contracts
involving the right or obligation to
deliver or receive assets or money
depending on the performance of one or
more assets or an economic index.

- Futures and related options. Interest
  rate, market, hedged or speculative
  leverage, correlation, liquidity,
  opportunity risks.                                 +                +                   +                      +              +
- Options on securities and indices.
  Interest rate, market, hedged or
  speculative leverage, correlation,
  liquidity, credit, opportunity risks.              *                *                   *                      *              *

STRUCTURED SECURITIES Leveraged and/or
indexed debt securities, including
principal-only and interest-only
securities, leveraged floating rate
securities and others. These securities
tend to be highly sensitive to interest
rate movements and their performance may
not correlate to such movements in a
conventional fashion. Credit, interest
rate, market, speculative leverage,
liquidity, valuation risks.                          +                +                   +                      +              +

SWAPS, CAPS, FLOORS, COLLARS OTC
contracts involving the right or
obligation to receive or make payments
based on two different income streams.
Correlation, credit, currency, interest
rate, hedged or speculative leverage,
liquidity, valuation risks.                          *                *                   *                       *              *

(1) Applies to reverse repurchase agreements. Other borrowings are limited to 15% of total assets.

                                                                 FUND DETAILS 25

ANALYSIS OF FUNDS WITH 5% OR MORE IN JUNK BONDS(1)

QUALITY RATING
(S&P/MOODY'S)(2)         HIGH YIELD TAX-FREE FUND        TAX-FREE BOND FUND
----------------         ------------------------        ------------------

INVESTMENT-GRADE BONDS
AAA/Aaa                           5.4%                       24.5%

AA/Aa                             0.0%                        6.1%

A/A                               3.6%                       18.2%

BBB/Baa                          32.8%                       38.2%
----------------------------------------------------------------------------
JUNK BONDS
BB/Ba                            51.5%                       11.9%

B/B                               6.7%                        1.1%

CCC/Caa                           0.0%                        0.0%

CC/Ca                             0.0%                        0.0%

C/C                               0.0%                        0.0%

% OF PORTFOLIO IN BONDS         100.0                       100.0

[  ] Rated by Standard & Poor's or Moody's [ ] Rated by the adviser

(1)  Data as of fund's last fiscal year end.

(2) In cases where the S&P and Moody's ratings for a given bond issue do not agree, the issue has been counted in the higher category.

26 FUND DETAILS

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock tax-free income funds:

ANNUAL/SEMI-ANNUAL
REPORT TO SHAREHOLDERS
Includes financial statements, detailed
performance information, portfolio
holdings, a statement from portfolio
management and the auditor's report.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI contains more detailed
information on all aspects of the funds.
The current annual/ semi-annual report
is included in the SAI.

A current SAI has been filed with the
Securities and Exchange Commission and
is incorporated by reference (is legally a part of this prospectus).

To request a free copy of the current
annual/semi-annual report or SAI, please write or call:

John Hancock Signature Services, Inc.
P.O. Box 9116
Boston, MA 02205-9116
Telephone: 1-800-225-5291
EASI-Line: 1-800-338-8080
TDD: 1-800-544-6713

[JOHN HANCOCK LOGO]
A Global Investment Management Firm

101 Huntington Avenue
Boston, Massachusetts 02199-7603

                                  JOHN HANCOCK

                             TAX-EXEMPT SERIES FUND

                       Massachusetts Tax-Free Income Fund
                          New York Tax-Free Income Fund

                           Class A and Class B Shares

                       Statement of Additional Information

                                 January 1, 1997

         This Statement of Additional Information provides information about John Hancock Tax-Exempt Series Fund (the "Trust") and its two series, the Massachusetts Tax-Free Income Fund and the New York Tax-Free Income Fund (each a "Fund" and together, the "Funds"), in addition to the information that is contained in the combined Tax-Free Income Funds' Prospectus (the "Prospectus"). The Funds are non-diversified series of the Trust.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                          Page
Organization of the Trust .............................................      2
Investment Objective and Policies .....................................      2
Special Risks .........................................................     13
Ratings................................................................     18
Investment Restrictions ...............................................     20
Those Responsible For Management ......................................     23
Investment Advisory And Other Services ................................     33
Distribution Contracts ................................................     35
Net Asset Value .......................................................     37
Initial Sales Charge on Class A Shares ................................     38
Deferred Sales Charge on Class B Shares ...............................     40
Special Redemptions ...................................................     42
Additional Services And Programs ......................................     43
Description Of The Fund's Shares ......................................     44
Tax Status ............................................................     45
State Income Tax Information ..........................................     49
Calculation Of Performance ............................................     51
Brokerage Allocation ..................................................     53
Transfer Agent Services ...............................................     55
Custody Of Portfolios .................................................     55
Independent Accountants ...............................................     55
Appendix...............................................................    A-1
Financial Statements ..................................................    F-1

ORGANIZATION OF THE TRUST

         The Trust is an open-end management investment company presently consisting of two non-diversified series which are described below.

         The Trust was organized in March 1987 by John Hancock Advisers, Inc. (the "Adviser") as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to January 2, 1991, when the Trust changed its name, it was known as John Hancock Tax-Exempt Series Fund. Prior to July 1, 1996, the Massachusetts Tax-Free Income Fund (the "Massachusetts Fund") and the New York Tax-Free Income Fund (the "New York Fund") were known as the Massachusetts Portfolio and the New York Portfolio, respectively. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.


INVESTMENT OBJECTIVE AND POLICIES

         Massachusetts Fund. The Massachusetts Fund is intended to provide investors with current income excludable from gross income for Federal income tax purposes and exempt from the personal income tax of Massachusetts. The Massachusetts Fund seeks to provide the maximum level of tax-exempt income that is consistent with preservation of capital.

         New York Fund. The New York Fund is intended to provide investors with current income excludable from gross income for Federal income tax purposes and exempt from the personal income tax of New York State and New York City. The New York Fund seeks to provide the maximum level of tax-exempt income that is consistent with preservation of capital.

         There is no assurance that the Funds will achieve their respective investment objectives.

         As defined in this Statement of Additional Information, "Tax-Exempt Bonds" and tax- exempt securities refer to debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is excludable from gross income for Federal income tax purposes, without regard to whether the interest income thereon is exempt from the personal income tax of any state.

General. Municipal bonds generally are classified as either general obligation bonds or revenue bonds. General obligation bonds are backed by the credit of an issuer having taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation of the issuer's legislative body. Revenue bonds, by contrast, are payable only from the revenues derived from a particular project, facility or a specific revenue source. They are not generally payable from the unrestricted revenues of the issuer.

         All of the investments of each Fund will be made in:

         (1) Tax-Exempt Bonds which at the time of purchase are rated A or better by Standard & Poor's Ratings Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch Investors Services, Inc. ("Fitch"). Alternatively, the bonds may be unrated but considered by the Adviser to be of comparable quality, and issued by issuers which have other securities rated not lower than A by Standard & Poor's, Moody's or Fitch.

         (2) Tax-Exempt Bonds which are rated BBB or BB by Standard & Poor's or by Fitch or Baa or Ba by Moody's, or which are unrated but are considered by the Adviser to be of comparable quality. Not more than one-third of a Fund's total assets will be invested in Tax-Exempt Bonds rated lower than A or determined to be of comparable quality.

         (3) Notes of issuers having an issue of outstanding Tax-Exempt Bonds rated not lower than A by Standard & Poor's, Moody's or by Fitch, or notes which are guaranteed by the U.S. Government or rated MIG-1 or MIG-2 by Moody's, or unrated notes which are determined to be of comparable quality by the Adviser.

         (4) Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some obligations issued by an agency or instrumentality may be supported by the full faith and credit of the U.S. Treasury, while others may be supported only by the credit of the particular Federal agency or instrumentality.

         (5) Commercial paper which is rated A-1 or A-2 by Standard & Poor's, P-1 or P-2 by Moody's, or at least F-1 by Fitch, or which is not rated, but is considered by the Adviser to be of comparable quality; obligations of banks with $1 billion of assets and cash equivalents, including certificates of deposit, bankers acceptances and repurchase agreements. Ratings of A-2 or P-2 on commercial paper indicate a strong capacity for timely payment, although the relative degree of safety is not as high as for issuers designated A-1 or P-1.

Tax-Exempt Bonds. Tax-Exempt Bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-Exempt Bonds may be issued include the refunding of outstanding obligations or obtaining funds for general operating expenses.

         In addition, certain types of "private activity bonds" may be issued by public authorities to finance privately operated housing facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal, student loans, or the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. Such private activity bonds are included within the term Tax-Exempt Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes.

         The interest income on certain private activity bonds (including each Fund's distributions to its shareholders attributable to such interest) may be treated as a tax preference item under the Federal alternative minimum tax. The Funds will not include tax-exempt bonds generating this income for purposes of measuring compliance with the 80% fundamental investment policy described in the Prospectus.

         Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may also constitute Tax-Exempt Bonds, but current Federal tax law places substantial limitations on the size of such issues.

Notes. Tax-Exempt Notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-Exempt Notes include:

         1. Project Notes. Project notes are backed by an agreement between a local issuing agency and the Federal Department of Housing and Urban Development ("HUD") and carry a United States Government guarantee. These notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and urban renewal programs). Although they are the primary obligations of the local public housing agencies or local urban renewal agencies, the HUD agreement provides for the additional security of the full faith and credit of the United States Government. Payment by the United States pursuant to its full faith and credit obligation does not impair the tax-exempt character of the income from Project Notes.

         2. Tax-Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are specifically payable from these particular future tax revenues.

         3. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of specific types of revenue, other than taxes, such as federal revenues available under Federal Revenue Sharing Programs.

         4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds for the repayment of the Notes.

         5. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by the commitments of banks to purchase the loan.

Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax- exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Yields. The yields on Tax-Exempt Bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-Exempt Bond market, the size of a particular offering, the maturity of the obligation and the rating (if any) of the issue. The ratings of Moody's , Fitch and Standard & Poor's represent their opinions as to the quality of various Tax-Exempt Bonds which they undertake to rate. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Tax-Exempt Bonds with the same maturity and interest rate with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of Tax-Exempt Bonds or changes in the investment objectives of investors.

"Moral Obligation" Bonds. Neither Fund currently intends to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Fund.

Lower Rated High Yield "High Risk" Debt Obligations. Each Fund may invest in high yielding, fixed income securities rated below Baa by Moody's or BBB by Standard & Poor's or Fitch or which are unrated but are considered by the Adviser to be of comparable quality. Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Bonds rated BB or Ba are generally referred to as junk bonds. See the "Appendix" attached hereto.

         The values of lower-rated securities and those which are unrated but which are considered by the Adviser to be of comparable quality generally fluctuate more than those of high-rated securities. These securities involve greater price volatility and risk of loss of principal and income. In addition, the lower rating reflects a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower-rated securities generally respond to short-term market developments to a greater extent than for higher rated securities, because these developments are perceived to have a more direct relationship to the issuer's ability to meet its ongoing debt obligations. Although the Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting a Fund's exposure to the risks associated with lower rated securities. Because each Fund invests in securities in the lower rated categories, the achievement of each Fund's goals is more dependent on the Adviser's ability than would be the case if each Fund were investing in securities in the higher rated categories.

         The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities, the portfolio manager of each Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. Each Fund may invest in debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Additional Risks. Securities in which a Fund may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or, as the case may be, the Massachusetts or New York legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay when due principal of and interest on their Tax- Exempt Bonds may be materially affected.

         From time to time, proposals have been introduced before Congress which would adversely affect the Federal income tax consequences of holding Tax-Exempt Bonds. Federal tax legislation enacted primarily during the 1980's limits the types and amounts of Tax-Exempt Bonds issuable for certain purposes, especially for industrial development bonds and other types of so-called "private activity" bonds. Such limits may affect the future supply and yields of these types of Tax-Exempt Bonds. Further proposals limiting the issuance of Tax-Exempt Bonds may well be introduced in the future. If it appeared that the availability of Tax-Exempt Bonds for investment by a Fund and the value of the Fund's investments could be materially affected by such changes in law, the Trustees would reevaluate such Fund's investment objective and policies and consider changes in the structure of the Fund or its dissolution.

Short-Term Trading and Portfolio Turnover. Each Fund may attempt to maximize current income through short-term portfolio trading. This will involve selling portfolio instruments and purchasing different instruments to take advantage of yield disparities in different segments of the market for government obligations. Short- term trading may have the effect of increasing portfolio turnover rate. The portfolio turnover rate for a Fund is calculated by dividing the lower of that Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were 1 year or less) by the monthly average value of the securities in the Fund during the year. A high rate of portfolio turnover (100% or greater) involves corresponding higher transaction expenses and may make it more difficult for a Fund to qualify as a regulated investment company for Federal income tax purposes.

Non-Diversification. Each Fund has registered as a "non-diversified" investment company, permitting the Adviser to invest more than 5% of the assets of each Fund in the obligations of any one issuer. Since a relatively high percentage of a Fund's assets may be invested in the obligations of a limited number of issuers, the value of Fund shares may be more susceptible to any single economic, political or regulatory event than the shares of a diversified investment company.

Ratings. Ratings for Bonds issued by various jurisdictions are noted herein. Such ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant. Any downward revision or withdrawal of a rating could have an adverse effect on the market prices of any of the bonds described herein.


Forward Commitment and When-Issued Securities. The Funds may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

         When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

         On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Funds enter into repurchase agreements.

         Each Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights. It is a non-fundamental policy of each Fund not to invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days.

Reverse Repurchase Agreements. A Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. A Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33 1/3% of the market value of its total assets. To minimize various risks associates with reverse repurchase agreements, the Fund will establish and maintain with the Funds custodian a separate account consisting of highly liquid, marketable securities in an amount at least equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not purchase additional securities while all borrowings are outstanding. The Funds will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

         Options on Securities and Securities Indices. Each Fund may purchase and write (sell) call and put options on any securities in which it may invest on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

         Writing Covered Options. A call option on securities written by a Fund obligates a Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

         All call and put options written by each Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account maintained by a Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

         A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

         Purchasing Options. Each Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

         The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

         The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's portfolio securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund's portfolio securities. Under certain circumstances, the Fund may not be treated as the tax owner of a security if the Fund has purchased a put option on the same security. If this occurred, the interest on the security would be taxable.

         Each Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

         Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, and any other financial instruments and indices. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire. When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

         If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

         When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts as a substitute for transactions in securities to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

         Options on Futures Contracts. A Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase.

However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Other Considerations. Each Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         To the extent that a Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

         Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge each Fund's portfolio are various futures on U.S. Government securities and securities indices. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

         Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

Restricted Securities. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities. However, if the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, then such securities may be purchased without regard to the 15% limit. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

         Each Fund may acquire other restricted securities including securities for which market quotations are not readily available. These securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair market value as determined in good faith by the Fund's Trustees.

Lending of Securities. Each Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. Each Fund may reinvest any cash collateral in short-term securities or money market funds. When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of each Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Participation Interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. Each Fund's investments in participation interests are subject to its 15% of net assets limitation on investments in illiquid securities. A Fund may purchase only those participation interest that mature in 60 days or less, or, if maturing in more than 60 days, that have a floating rate that is automatically adjusted at least once every 60 days.

         The investment objective and policies described above under the caption "Investment Objective and Policies" are not fundamental and may be changed by the Trustees without shareholder approval. The policy of each Fund requiring that under normal circumstances at least 80% of the Fund's net assets consist of

Tax-Exempt Bonds is fundamental and may not be changed by the Trustees without shareholder approval.

SPECIAL RISKS

         The following information as to certain special risks associated with investing in Massachusetts and New York constitutes only a brief summary and does not purport to be a complete description of the considerations associated with such investments. The information is based in part on information from official statements related to securities offerings of Massachusetts and New York issuers and is believed to be accurate.

MASSACHUSETTS TAX-EXEMPT BONDS

         The economy of the Commonwealth of Massachusetts (the "Commonwealth") has recently stabilized with unemployment falling to 5.4% for 1995, while the national unemployment rate was 5.6%. In September unemployment rate in the Commonwealth was 4.2% while the national unemployment rate was 5.2%.

         The financial condition of the Commonwealth has improved over the last five years. This improvement reflects the combination of implementing more conservative fiscal policy and budgetary practices, as well as increasing tax revenues through a combination of tax increases and the slowly rebounding state economy. Since Fiscal 1992, the state revenues have increased from $9.48 billion to an estimated $11.16 billion in Fiscal 1995, an annual gain of 5.6%. For Fiscal 1996, tax revenues to increased by 7.9% to approximately $12 billion.

         In connection with his proposal to reorganize state government, Governor Weld filed legislation on January 23, 1996 that would reduce the personal income tax rate on earned income from 5.95% to 5.45% over two calendar years. The bill would reduce the rate to 5.70% for calendar year 1997, followed by a reduction to 5.45% in calendar year 1998. The Executive Office for Administration and Finance of the Commonwealth estimates that this cut in the personal income tax rate would reduce base tax revenues by approximately $133 million in fiscal 1997, an additional $265 million in fiscal 1998 and a further $132 million in fiscal 1999, at which time the proposed tax reduction would be fully implemented.

Prior Fiscal Years

Fiscal 1993. The Commonwealth ended Fiscal 1993 with an operating surplus of $13 million and aggregate ending operating fund balance of approximately $562 million, including a Stabilization Fund balance of $309 million. Budget revenues increased by 4.7% to over $14.7 billion in Fiscal 1992. Budgeted expenditures in Fiscal 1993 totaled approximately $14.7 billion, approximately 9.6% higher than the Fiscal 1992 expenditures.

Fiscal 1994. The Commonwealth ended Fiscal 1994 with an operating surplus of approximately $27 million and aggregate ending operating fund balance of approximately $589 million, including a Stabilization Fund balance of $383 million. For the year, budgeted revenues totaled $15.5 billion, representing an increase of 5.7% over Fiscal 1993. The Commonwealth budgeted expenditures in Fiscal 1994 totaled $15.523 billion, approximately 5.6% higher than the Fiscal 1993 budgeted expenditures.

Fiscal 1995. Fiscal 1995 tax revenue collections totaled $11.163 billion. Budgeted revenues and other sources, including non-tax revenue collected in fiscal 1995 totaled $16.387 billion, approximately $837 million, or 5.4%, above 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or 4.7% above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

         During Fiscal 1995, a modification was enacted creating a formula for assigning certain year-end surpluses to the Stabilization Fund. The new allocations called for sharing funds between the Stabilization Fund and the newly created Cost Stabilization Fund. Amounts in the Cost Relief Fund can be appropriated for the following purposes: 1) to subsidize costs of the Massachusetts Water Pollution Abatement Trust projects; 2) finance homeowner loans to facilitate compliance with sanitary waste regulations; 3) mitigate sewer rate increases; and 4) unanticipated obligations or extraordinary expenditures of the Commonwealth. As calculated by the Comptroller, the amount of surplus funds (as described above) for fiscal 1995 was approximately $94.9 million, of which $55.9 million was available to be carried forward as an initial balance for Fiscal 1996; $27.9 million was deposited in the Stabilization Fund; and approximately $11.1 million was deposited to the Cost Relief Fund.

Fiscal 1996. On June 21, 1995, the Governor signed into law the Fiscal 1996 Budget totaling $16.8 billion in appropriations. A final supplemental budget passed for Fiscal 1995 added $71 million in continuing appropriations to the Fiscal Budget. Overall, the Commonwealth expects the Fiscal 1996 budget to total approximately $16.9 billion, a $684 million, or 4.5% increase over Fiscal 1995 spending. Comprehensive educational reform funding with a $233 million addition represented the largest individual expenditure increase. Budgeted revenues are estimated to equal approximately $16.8 billion in Fiscal 1996. The fiscal 1996 forecast for federal reimbursements has decreased by approximately $7 million primarily due to lower reimbursable spending in public assistance programs.

         The Commonwealth ended Fiscal Year 1996 showing a gain of 5.5% in total revenues and an operating surplus of 2.8%. An unexpected increase in income tax revenues accounted produced sufficient revenues to fully fund the Stabilization Reserve to $543 million, a threshold set equal to 5% of tax revenues less debt service, and establish a tax reduction reserve equal to $234 million. Monies in the tax reduction reserve will be applied as one-time tax credit for Fiscal Year 1997.

Current Fiscal Year

Fiscal 1997. On June 30, 1996, the Governor enacted the Fiscal Year 1997 budget into law. The 1997 budget provides for expenditures of $17.7 billion, an increase of 4.8% over Fiscal 1996. This budget incorporates an expected decline in income tax revenues and projects to maintain balance through the use of reserves.

The Fiscal 1997 budget centers on numerous projections for spending requirements of specific programs and expected generation of revenue from individual taxes or fees; however, achievement of these estimates cannot be assured. During the first quarter of Fiscal 1997, tax collections were running about 2.6% above the same period in Fiscal 1996 or close to the mid-range forecast for the Commonwealth.

         The reserves of the Massachusetts Unemployment Compensation Trust Fund had been exhausted by September 1991 due to persistently high levels of unemployment. To compensate for this shortfall, benefit payments in excess of contributions were financed through repayable advances from the federal unemployment loan account. Legislation enacted in September 1992 significantly increased employer contributions in order to reduce advances from the federal loan account with 1993 contributions exceeding outlays by $200 million. Since September 1994 when all federal advances and related interest were repaid, the Fund has remained solvent. As of December 31, 1995, the Trust Fund had a surplus of $514 million.

Credit Factors

         Commonwealth-funded local aid represents an important component of the operating budgets of cities and towns, and decreases in this funding could negatively impact their ratings. Changes in local aid funding could also negatively impact a locality's ability to pay assessments from certain Commonwealth agencies, including the Massachusetts Bay Transportation Authority and the Massachusetts Water Resources Authority. In the event that a locality incurs substantial financial difficulties, the Commonwealth may intervene and place the locality under State receivership.

         The fiscal viability of the authorities and municipalities in Massachusetts is inextricably linked to the financial health of the Commonwealth as well as to the guarantee of the debt of several authorities, most notably, the Massachusetts Bay Transportation Authority and the University of
Massachusetts Building Authority. These agency ratings are based on this guarantee and can be expected to follow any changes in the Commonwealth's rating. In addition, Massachusetts statutes which limit the taxing authority of the Commonwealth or certain governmental entities may impair the ability of issuers to maintain debt service on their obligations.

         The tax on personal property and real estate is virtually the only source of local tax revenues available to the Commonwealth's cities and towns to meet local costs. "Proposition 2 1/2", an initiative adopted by the voters in November 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts to raise revenue from property taxes to support their operations, including the payment of debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levies to a stated percentage of full and fair cash value of taxable property and real estate, and limited the amount that all cities and towns might increase their property tax from year to year.

         Growth of tax revenues in the Commonwealth is limited by law. Effective July 1, 1990, the amount of direct bonds the Commonwealth could have outstanding in any fiscal year was limited, and the total appropriation for any fiscal year for general obligation debt service was limited to 10%. Moreover, Massachusetts local government entities are subject to certain limitations on their taxing power. These limits could affect their ability, or the ability of the Commonwealth, to meet their respective financial obligations.

         If either Massachusetts or any of its local government entities is unable to meet its financial obligations, the income derived by a Fund, a Fund's net asset value, a Fund's ability to preserve or realize capital appreciation or a Fund's liquidity could be impaired.

         The rating agencies have assigned the following long term credit ratings to the Commonwealth: "A1" from Moody's; "A+" from Standard and Poor's, and "A+" from Fitch.

New York Tax-Exempt Bonds

         The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from New York State (the "State" or "New York State") certain of its authorities and New York City (the "City" or "New York City") as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default in the absence of a specific guarantee of pledge provided by the State. It should also be noted that the fiscal stability of New York State is related to the fiscal stability of New York City and of the State's Authorities. New York State's experience has been that if New York City or any other major political subdivision or any of the State's Authorities suffers serious financial difficulty, the ability of New York State, New York State's political subdivisions (including New York City) and the State's Authorities to obtain financing in the public credit markets is adversely affected. This results in part from the expectation that to the extent that any Authority or local government experiences financial difficulty, it will seek and receive New York State financial assistance. Moreover, New York City accounts for approximately 40 percent of New York State's population and tax receipts, so New York City's financial integrity in particular affects New York State directly. Accordingly, if there should be a default by New York City or any other major political subdivision or any of the State's Authorities, the market value and marketability of all New York Tax-Exempt Bonds issued by New York State, its political subdivisions and Authorities ("New York Tax-Exempt Bonds") could be adversely affected. This would have an adverse effect on the asset value and liquidity of the New York Fund, even though securities of the defaulting entity may not be held by the Fund.

Regional Economy

         The New York State economy continues its slow recovery from the national recession of 1990. Based upon forecasts for the national economy, the State's Budget Division projects continuation of modest employment, wage and income growth throughout the remainder of 1996 and the first half of 1997. Employment should increase by 0.8% in 1996, representing a 0.2% improvement or net expansion of 60,000 jobs over the 1995. The unemployment rate forecast calls for 1996 to remain at about 6.4% or more than 1% above the national average.
This modest increase reflects an expected slowdown in the national economy, restrained government spending, and restructuring in the health care and financial sectors. Compared with the peak rate of 9.3% recorded in 1992, the expected rate for 1996 and 1997 represent favorable improvements. Mirroring national trends, personal income should grow by over 5% in 1996 with a slightly lower rate expected for 1997. In part, the more robust 1996 growth stems from increases in expected financial sector bonus payments.

1996-1997 Fiscal Year. On July 13, 1996, the Legislature enacted the State Budget encompassing the 1996-1997 Fiscal Year extending from April 1, 1996 to March 30, 1997. The Governor released the State's Financial Plan for Fiscal Year 1996-1997 on July 25, 1996. The Plan calls for General Fund revenues to increase by $80 million or 0.25% over Fiscal 1996 representing a decline of 1.5% over Fiscal 1995. Overall, State expenditures are anticipated to increase by 4.1%. General Fund receipts are anticipated to total $33.1 billion and all state revenues including Federal Funds should exceed $66 billion. The Financial Plan continues tax reduction programs enacted in Fiscal 1995-1996 and includes a repeal of the property gains tax. These programs project to reduce state tax receipts by over $511 million during the current fiscal years which would be partially offset by the transfer of sales tax receipts no longer needed to agency debt service requirements, receipts from tax amnesty programs and increased user fee revenues.

         General Fund disbursements and transfers to other governmental funds, combined, are estimated to total $33.1 billion in Fiscal Year 1996-97, a 2.5% increase over the previous year. Expenditures for education, public protection, and economic affairs project noteworthy increases over the previous year. These increases are expected to partially offset by reductions for health and human services, environmental affairs, transportation, general government and capital expenditures. The expenditure program incorporates a $15 million deposit to the Tax Stabilization Reserve Fund and $85 million to the Contingency Reserve Fund which would bring the total General Fund balance to $337 million or 1% of expenditures.

         Borrowings for capital purposes are anticipated to total approximately $2.7 billion in general obligation and contractual obligation debt. Of this issuance, general obligations will total only $411 million or 15%. Major projects to be undertaken with these funds include highway and bridge improvements, mental hygiene facilities, university building improvements, housing programs and prison facilities.

         During the first two quarters of Fiscal Year 1996-1997, tax receipts exceeded expectations by $276 million. The majority of this improvement have stemmed from increases in personal income taxes and business taxes. These additional revenues have more than offset lower than expected user fee collections to date. Disbursements over this period have been $415 million less than planned, principally due to processing delays caused by the delayed enactment of the State budget.

1995-1996 Fiscal Year. The State ended the 1995-1996 Fiscal Year with a surplus of $129 million or 0.4% or expenditures. The closing fund balance of $287 million reflects balances of about $237 million in Tax Stabilization Reserve and $50 million in the Contingency Reserve Fund.

         General Fund receipts totaled $32.8 billion during the Fiscal Year. Although revenues missed the targeted amounts by over $300 million, program cuts enabled the state to generate an operating surplus. Reductions in personal income tax and business tax rates lowered revenues by over $600 million, an amount in line with projections. This shortfall in revenues was partially offset by transfers which increased by about $200 million over Fiscal Year 1994-1995.

         Disbursements from the General Fund declined by about $800 million or 2.4% over the previous fiscal year. The major shift in expenditures stemmed from a $768 million reduction in Grants to local governments attributed primarily to staff reductions and the implementation of program efficiencies in social welfare programs. In addition, state operations fell by $355 million or 5.6% compared with Fiscal Year 1994-1995.

1994-1995 Fiscal Year. The State ended the 1994-95 Fiscal Year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund.

         General Fund receipts fell short of projections by $1.163 billion. Personal income tax collections reflected weak estimated tax collections and lower withholding due to reduced wage and salary growth, weakness in the brokerage industry, and deferral of capital gains realizations in anticipation of Federal tax changes. Business taxes fell short by $373 million, reflecting lower bank payments as substantial overpayments of the 1993 liability depressed net collections. Offsetting these shortfalls were user taxes and fees, which exceeded projections by $210 million.

         Disbursements of the General Fund were lower than original projections by $848 million. Educational costs fell short of projections by $188 million in part due to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds. The spending reductions also reflect measures taken by the Governor to avert a gap in the 1994-95 State Financial Plan in January 1995. These actions included a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.

1993-1994 Fiscal Year. The State of New York completed its 1993-1994 fiscal year (ending March 30, 1994) with an accumulated surplus of $370 million from combined Governmental Funds. This includes a General Fund accumulated deficit of $1.637 billion, a Capital Fund accumulated deficit of $622 million, and accumulated surpluses in the Special Revenue and Debt Service Funds. On an operating basis, the State reported an operating surplus of $1.051 billion from combined Governmental Funds.

         General Fund operations completed Fiscal Year 1993-1994 with a surplus of $914 million reported on GAAP-basis. The surplus reflects several major factors including the use of $671 million of the 1992-1993 operating surplus to fund 1993-1994 expenditures, $575 million in net Local Government Assistance

Corporation ("LGAL") bond proceeds, and the accumulation of a $265 million balance in the Contingency Reserve.

         Receipts of the General Fund increased $800 million or 2.5% over the prior fiscal year. Primarily, the increase stemmed from gains of over $1 billion in personal income and business taxes. This 10% growth was driven by the changes in Federal business laws and the strong performance of the banking and securities firms in 1993. Expenditures increased $1.05 billion or 3.2% over the prior year. The growth in expenditures primarily consisted of $850 million in additional social service costs. The majority of these costs related to Medicaid and Income Maintenance programs. In addition, the settlement of outstanding labor contracts and unfavorable judicial decisions caused another $240 million in departmental operations expenditures. On a cash basis the state closed 1993-1994 with a surplus of $332 million based upon receipts of $32.2 billion and disbursements of $31.9 billion.

Ratings

         The current General Obligation ratings for the State of New York are A by Moody's, A- by Standard & Poor's and A+ by Fitch Investors Services.

Current Budget. The Fiscal Year 1996-1997 budget which projects to generate a slight surplus contains certain risks related to the underlying assumptions of the budget. These risks relate primarily to the economy and tax collections over the second half of the fiscal year. In the event that increases in interest rates, changes in the health care industry, or other sectors could result in slower economic growth and a deterioration in State revenues.

         The recent enactment of Federal Welfare reform also could impact the ability of the state to maintain budget balance. This new legislation places additional performance burdens upon the state regarding caseload and work activity compliance. Development of a suitable implementation plan strategy may require the state to invest additional funds in anticipation of new administrative responsibilities for the new programs. Failure by the state to adopt appropriate legislation and develop an acceptable implementation plan by July 1, 1997 could jeopardize the receipt of $2.3 billion in Federal block grant funding available to the state.

Authorities The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and Authorities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to New York itself and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization.

         Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls, mass transportation and rentals for dormitory rooms and housing. In recent years, however, New York has provided financial assistance through appropriations, in some cases of a recurring nature, to certain Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This assistance is expected to continue to be required in future years. Failure of New York to appropriate necessary amounts or to take other action to permit the Authorities to meet their obligations could result in a default by one or more of the Authorities. If a default were to occur, it would likely have a significant adverse effect on the market price of obligations of the State and its Authorities.

         As of March 31, 1996, there was outstanding a $38.2 billion aggregate principal amount of bonds and notes issued by Authorities which were either guaranteed by the State or supported by the State through lease-purchase and contractual-obligation arrangements or moral obligation provisions. Debt service on outstanding Authority obligations is normally paid out of revenues generated by the Authorities' projects or programs, but in recent years the State has provided special financial assistance, in some cases of a recurring nature, for operating capital and debt service expenses.

Agencies and Localities Beginning in 1975 (in part as a result of the then current New York City and UDC financial crises), various localities of New York State began experiencing difficulty in marketing their securities. As a result, certain localities, in addition to New York City, have experienced financial difficulties leading to requests for State assistance. If future financial difficulties cause agencies or localities to seek special State assistance, this could adversely affect New York State's ability to pay its obligations. Similarly, if financial difficulties of New York State result in New York City's inability to meet its regular aid commitments or to provide further emergency financing, issuers may default on their outstanding obligations, which would affect the marketability of debt obligations of New York, its agencies and municipalities such as the New York Municipal Obligations held by the Fund.

         Reductions in Federal spending could materially and adversely affect the financial condition and budget projections of New York State's localities. Should localities be adversely affected by Federal cutbacks, they may seek additional assistance from the State which might, in turn, have an adverse impact on New York State's ability to maintain a balanced budget.

New York City and the Municipal Assistance Corporation In 1975, New York City encountered severe financial difficulties which impaired the borrowing ability of New York City, New York State, and the Authorities. New York City lost access to public credit markets and was not able to sell debt to the public until 1979.

         As a result of the City's financial difficulties, certain organizations were established to provide financial assistance and oversee and review the City's financing. These organizations continue to exercise various monitoring functions relating to the City's financial position.

         New York City has maintained a balanced since 1981, and has retired all of its federally guaranteed debt. As a result of the City's success in balancing its budget, certain restrictions imposed on the City by the New York Financial Control Board (the "Control Board"), which was created in response to the City's 1975 fiscal crises, have been suspended. Those restrictions, including the Control Board's power to approve or disapprove certain contracts, long-term and short-term borrowings and the four-year financial plan of the City, will remain suspended unless and until, among other things, there is a substantial threat of an actual failure by New York City to pay debt service on its notes and bonds or to keep its operating deficits below $100 million. Although the City has maintained a balanced budget in recent years, the ability to balance future budgets is contingent upon accrual versus expected levels of Federal and State Aid and the effects of the economy on City revenues and services.

         The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $2.4 billion in notes to finance the City's current estimate of its seasonal financing needs during its 1995 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $17.3 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirements include expenditures for the City's water supply system, sewage and waste disposal systems, roads, bridges, mass transit, schools and housing.

         New York cities and towns have experienced financial stress due to the slow rate of recovery from the recession of 1992 and from cutbacks to local assistance. The 1996-1997 State Financial Plan projects total receipts of the State's General Fund to be $33.1 billion, an increase of $81 million from the prior fiscal year. State General Fund disbursements and transfers will be $597 million above the level of disbursements in 1995-1996. Grants to local governments anticipated to increase include school aid and are projected to increase $640 million from the prior fiscal year. Social services, including

Medicaid, welfare and other social services, will be cut $50 million, largely due to a reduction in Medicaid spending.

         Certain localities in addition to the City could have financial problems which, if significant, could lead to requests for additional State assistance during the State's 1996-97 fiscal years and thereafter. Fiscal difficulties experienced by the City of Troy, for example, could result in State actions to allocate State resources in amounts that cannot yet be determined. To the extent the State is constrained by its financial condition, State assistance to localities may be further reduced, compounding the serious fiscal constraints already experienced by many local governments. Localities also face anticipated and potential problems resulting from pending litigation (including challenges to local property tax assessments), judicial decisions and socio-economic trends.

         The total indebtedness of all localities in the State, other than New York City, was approximately $15.9 billion as of the localities' fiscal year ending during 1994. Certain counties and other local governments have encountered significant financial difficulties, including Nassau County and Suffolk County (which each received approval by the legislature to issue deficit notes). The State has imposed financial control on the City of New York from 1977 to 1986 and on the City of Yonkers in 1984, 1988 and 1989, and the City of Troy commencing in 1995, under an appointed control board in response to fiscal crises encountered by these municipalities.

Litigation Certain litigation pending against New York State, its subdivisions and their officers and employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these lawsuits are those that involve: (i) the validity and fairness of certain eighteenth century agreements and treaties by which Oneida and Cayuga Indian tribes transferred title to the State of approximately five million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) the care and housing for individuals released from State mental health facilities; (iv) the treatment provided at several State mental hygiene facilities; (v) computation of reimbursement for services to disabled students;
(vi) education accommodations for learning-disabled students at a State University; (vii) alleged employment discrimination by the State and its agencies; (viii) the State's practice of reimbursing certain mental hygiene patient-care expenses with the client's Social Security benefits; (ix) contract and tort claims; (xi) retirement benefits payable to certain State and municipal employees; (xii) State reimbursement of local governments for Medicaid expenditures made for certain mentally disturbed patients; (xiii) the State's possession of certain assets taken pursuant to the State's Abandoned Property Law; (xiv) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; and (xv) liability for maintenance of erosion barriers constructed along Long Island's shorelines.

INVESTMENT RESTRICTIONS

         The Funds observe the following fundamental restrictions. The Funds may not:

         (1) Issue senior securities, except as permitted by paragraphs (2) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Funds' investment policies, and the pledge, mortgage or hypothecation of the Funds' assets within the meaning of paragraph (3) below are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed

                  33-1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not purchase securities while borrowings are outstanding.

         (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 10% of the Fund's total assets taken at market value.

         (4) Act as an underwriter, except to the extent that in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933. A Fund may also participate as part of a group in bidding for the purchase of Tax- Exempt Bonds directly from an issuer in order to take advantage of the lower purchase price available to members of such groups.

         (5) Purchase or sell real estate or any interest therein, but this restriction shall not prevent a Fund from investing in Tax-Exempt Bonds secured by real estate or interests therein.

         (6) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies in an amount up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7) Purchase or sell commodities or commodity contracts or puts, calls or combinations of both, except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward commitments, interest rate swaps, caps and floors, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. (Tax- Exempt Bonds and securities issued or guaranteed by the United States Government and its agencies and instrumentalities are not subject to this limitation.)

         (9) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if such purchase would cause more than 10 percent of the outstanding voting securities of such issuer to be held by the Fund.

         The Funds observe the following non-fundamental restrictions. The Funds may not:

         (1) Except as permitted by fundamental investment restriction (4) above, participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

         (2) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold short and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         (3) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if to the Fund's knowledge, one or more of the Trustees or officers of the Trust or directors or officers of the Adviser or any investment management subsidiary of the Adviser individually owns beneficially more than 0.5 percent and together own beneficially more than 5 percent of the securities of such issuer, nor will the Fund hold the securities of any such issuer. For the purposes of this paragraph (3), each government unit (state, county, city, for example) and each subdivision, agency or instrumentality thereof, and each multimember agency of which any of them is a member, shall be considered a separate issuer.

         (4) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds. The Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

         (5) Except for investments which, in the aggregate, taken at cost do not exceed 5 percent of the Fund's total assets taken at market value, purchase securities unless the issuer thereof, together with any predecessors, has a record of at least 3 years' continuous operation prior to the purchase. (This limitation does not apply to securities that are issued or guaranteed by the United States government and its agencies or instrumentalities or are secured by the pledge of the faith, credit, and taxing power of any entity authorized to issue Tax-Exempt Bonds.)

         (6) Purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale, or which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

         In order to permit the sale of the Funds in certain states the Trustees may, in their sole discretion, adopt restrictions on investment policies more restrictive than those described above. Should the Trustees determine that a restrictive policy is no longer in the best interest of a Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke the restrictive policy. Moreover, if the states involved no longer require any such restrictive policy, the Trustees may, at their discretion, revoke the policy.

         The fundamental restrictions of a Fund may not be changed without approval of a majority of the outstanding voting securities of the respective Fund. As used in the Prospectus and this Statement of Additional Information, such approval means the approval of the lesser of (i) the holders of 67 percent or more of the shares represented at the meeting if the holders of more than 50 percent of the outstanding shares of the affected Fund are present in person or by proxy, or (ii) the holders of more than 50 percent of the outstanding shares.

THOSE RESPONSIBLE FOR MANAGEMENT

         The business of the Trust is managed by the Trustees of the Trust who elect officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and directors of the Adviser or officers and Trustees of the Funds' principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").



                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief             Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)                Officer, the Adviser and The
Boston, MA  02199                                                               Berkeley Financial Group ("Berkeley
October 1944                                                                    Group"); Chairman, NM Capital
                                                                                Management, Inc. ("NM Capital") and
                                                                                John Hancock Advisers International
                                                                                Limited ("Advisers International");
                                                                                Chairman, Chief Executive Officer
                                                                                and President, John Hancock Funds,
                                                                                Inc. ("John Hancock Funds"), John
                                                                                Hancock Signature Services, Inc.
                                                                                ("Signature Services"), First
                                                                                Signature Bank and Trust Company and
                                                                                Sovereign Asset Management
                                                                                Corporation ("SAMCorp."); Director,
                                                                                John Hancock Freedom Securities
                                                                                Corporation, John Hancock Insurance
                                                                                Agency, Inc. ("Insurance Agency,
                                                                                Inc."), John Hancock Capital
                                                                                Corporation and New England/Canada
                                                                                Business Council; Member, Investment
                                                                                Company Institute Board of
                                                                                Governors; Director, Asia Strategic
                                                                                Growth Fund, Inc.; Trustee, Museum
                                                                                of Science; Vice Chairman and
                                                                                President, the Adviser (until July
                                                                                1992); Chairman, John Hancock
                                                                                Distributors, Inc. (until April,
                                                                                1994).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       24

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Dennis S. Aronowitz                     Trustee (3)                             Professor of Law, Emeritus, Boston
Boston University                                                               University School of Law; Trustee,
Boston, Massachusetts                                                           Brookline Savings Bank.
June 1931

Richard P. Chapman, Jr.                 Trustee (1, 3)                          President, Brookline Savings Bank;
160 Washington Street                                                           Director, Federal Home Loan Bank of
Brookline, MA  02147                                                            Boston (lending); Director, Lumber
February 1935                                                                   Insurance Companies (fire and
                                                                                casualty insurance); Trustee,
                                                                                Northeastern University (education);
                                                                                Director, Depositors Insurance Fund,
                                                                                Inc. (insurance).

William J. Cosgrove                     Trustee (3)                             Vice President, Senior Banker and
20 Buttonwood Place                                                             Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                         N.A. (retired September 1991);
January 1933                                                                    Executive Vice President, Citadel
                                                                                Group Representatives, Inc.; EVP
                                                                                Resource Evaluation, Inc.
                                                                                (consulting) (until October 1993);
                                                                                Trustee, the Hudson City Savings
                                                                                Bank (since 1995).













-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       25

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Douglas M. Costle                       Trustee (1, 3)                          Director, Chairman of the Board and
RR2 Box 480                                                                     Distinguished Senior Fellow,
Woodstock, VT  05091                                                            Institute for Sustainable
July 1939                                                                       Communities, Montpelier, Vermont
                                                                                (since 1991); Dean Vermont Law
                                                                                School (until 1991); Director, Air
                                                                                and Water Technologies Corporation
                                                                                (environmental services and
                                                                                equipment), Niagara Mohawk Power
                                                                                Company (electric services) and
                                                                                Mitretek Systems (governmental
                                                                                consulting services).

Leland O. Erdahl                        Trustee (3)                             Director, Santa Fe Ingredients
8046 Mackenzie Court                                                            Company of California, Inc. and
Las Vegas, NV  89129                                                            Santa Fe Ingredients Company, Inc.
December 1928                                                                   (private food processing companies),
                                                                                Uranium Resources, Inc.; President,
                                                                                Stolar, Inc. (1987-1991); President,
                                                                                Albuquerque Uranium Corporation
                                                                                (1985-1992); Director,
                                                                                Freeport-McMoRan Copper & Gold
                                                                                Company, Inc., Hecla Mining Company,
                                                                                Canyon Resources Corporation and
                                                                                Original Sixteen to One Mines, Inc.
                                                                                (1984-1987 and 1991-1995)
                                                                                (management consultant).






-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       26

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Richard A. Farrell                      Trustee(3)                              President of Farrell, Healer & Co.,
Venture Capital Partners                                                        (venture capital management firm)
160 Federal Street                                                              (since 1980);  Prior to 1980, headed
23rd Floor                                                                      the venture capital group at Bank of
Boston, MA  02110                                                               Boston Corporation.
November 1932

Gail D. Fosler                          Trustee (3)                             Vice President and Chief Economist,
4104 Woodbine Street                                                            The Conference Board (non-profit
Chevy Chase, MD  20815                                                          economic and business research);
December 1947                                                                   Director, Unisys Corp. and H.B.
                                                                                Fuller Company.

William F. Glavin                       Trustee (3)                             President, Babson College; Vice
Babson College                                                                  Chairman, Xerox Corporation (until
Horn Library                                                                    June 1989); Director, Caldor Inc.,
Babson Park, MA 02157                                                           Reebok, Ltd. (since 1994) and Inco
March 1931                                                                      Ltd.

Anne C. Hodsdon *                       Trustee and President (1,2)             President, Chief Operating Officer
101 Huntington Avenue                                                           and Director, the Adviser; Director,
Boston, MA  02199                                                               The Berkeley Group, John Hancock
April 1953                                                                      Funds, Signature Services (since
                                                                                October 1996); Director, Advisers
                                                                                International; Executive Vice
                                                                                President, the Adviser (until
                                                                                December 1994); Senior Vice
                                                                                President, the Adviser (until
                                                                                December 1993).






-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       27

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Dr. John A. Moore                       Trustee (3)                             President and Chief Executive
Institute for Evaluating Health Risks                                           Officer, Institute for Evaluating
1629 K Street NW                                                                Health Risks, (nonprofit
Suite 402                                                                       institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                   Trustee (3)                             Cornell Institute of Public Affairs,
Cornell University                                                              Cornell University (since August
Institute of Public Affairs                                                     1996); President Emeritus of Wells
364 Upson Hall                                                                  College and St. Lawrence University;
Ithica, NY  14853                                                               Director, Niagara Mohawk Power
May 1943                                                                        Corporation (electric utility) and
                                                                                Security Mutual Life (insurance).

John W. Pratt                           Trustee (3)                             Professor of Business Administration
2 Gray Gardens East                                                             at Harvard University Graduate
Cambridge, MA  02138                                                            School of Business Administration
September 1931                                                                  (since 1961).















-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       28

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Richard S. Scipione *                   Trustee (1)                             General Counsel, John Hancock Life
John Hancock Place                                                              Company; Director, the Adviser,
P.O. Box 111                                                                    Advisers International, John Hancock
Boston, MA  02117                                                               Funds, Signature Services, John
August 1937                                                                     Hancock Distributors, Inc.,
                                                                                Insurance Agency, Inc., John Hancock
                                                                                Subsidiaries, Inc., SAMCorp. and NM
                                                                                Capital; Trustee, The Berkeley
                                                                                Group; Director, JH Networking
                                                                                Insurance Agency, Inc.; Director,
                                                                                John Hancock Property and Casualty
                                                                                Insurance and its affiliates (until
                                                                                November, 1993)

Edward J. Spellman, CPA                 Trustee (3)                             Partner, KPMG Peat Marwick LLP
259C Commercial Bldg.                                                           (retired June 1990).
Lauderdale, FL  33308
November 1932

Robert G. Freedman                      Vice Chairman and Chief Investment      Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                             Officer, the Adviser; Director, the
Boston, MA  02199                                                               Adviser, Advisers International,
July 1938                                                                       John Hancock Funds, Signature
                                                                                Services, SAMCorp., Insurance
                                                                                Agency, Inc., Southeastern Thrift &
                                                                                Bank Fund and NM Capital; Senior
                                                                                Vice President, The Berkeley Group;
                                                                                President, the Adviser (until
                                                                                December 1994);





-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       29

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds and Signature Services.
February 1935
John A. Morin                           Vice President                          Vice President and Secretary, the
101 Huntington Avenue                                                           Adviser, The Berkeley Group,
Boston, MA  02199                                                               Signature Services and John Hancock
July 1950                                                                       Funds; Counsel, John Hancock Mutual
                                                                                Life Insurance Company.

Susan S. Newton                         Vice President and Secretary            Vice President and Assistant
101 Huntington Avenue                                                           Secretary, the Adviser; Vice
Boston, MA  02199                                                               President, John Hancock Funds,
March 1950                                                                      Signature Services; Secretary,
                                                                                SAMCorp; Vice President, The
                                                                                Berkeley Group, John Hancock
                                                                                Distributors, Inc. (until 1994).

James J. Stokowski                      Vice President and Treasurer            Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946












-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

         As of November 29, 1996, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund. On such date, the following shareholders were the only record holders and beneficial owners of 5% or more of the Fund:

         All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

                                         Class      Number of shares       Percentage of total
                                         of         beneficial interest    outstanding shares of the
Name and Address of Shareholder          Shares     owned                  class of the Fund
-------------------------------          ------     -----                  -----------------
Massachusetts

Wexford Clearing Corp FBO                B          2,781.4680             46.40%
Eleanor Fiorello
7 Hampshire Circle
Woburn, MA 01801-5314

Nathaniel Rochester                      B          1,683.1950             28.08%
313 Washington St.
Duxbury, MA 02332-4543

Edward P. Boland                         B          1,194.0120             19.92%
Mary E. Boland JT Ten
87 Ridgeway Circle
Springfield, MA 01118-1129

Leonard Bono                             B          333.4240               5.56%
Patricia Bono JT Ten
7 Harold Street
Brockton, MA 02402-3439

New York                                 B

Wexford Clearing Services Corp FBO       B          8,596.9560             39.43%
Judith Ann Phetteplace
Box 162
Tribes Hill, NY 12177-0162

Wexford Clearing Services Corp FBO       B          3,045.4140             13.97%
Ellison L. Elmer &
Phyllis H. Elmer JT Ten
226 Midland Ave.
Buffalo, NY 14223-2539

Wexford Clearing Services Corp FBO       B          2,660.8720             12.20%
Mr. Louis I. Papineau &
Mrs. Dorothea L. Papineau JT Ten
424 College Heights, Apt. 3
Watertown, NY 13601-1847


                                         Class      Number of shares       Percentage of total
                                         of         beneficial interest    outstanding shares of the
Name and Address of Shareholder          Shares     owned                  class of the Fund
-------------------------------          ------     -----                  -----------------
New York

Bertram B. Campbell                      B          2,522.6040             11.57%
Delores A. Campbell JT Ten
2 Colonial Woods Lane
Building 2, Apt. A
Guilderland, NY 12084-3601

John Savello                             B          1,750.6970             8.03%
84-47 127th St
Kew Gardens, NY 11415-2826

Wexford Clearing Services Corp FBO       B          1,444.9170             6.63%
Joseph Saborowski DPM &
Patricia Saborowski JT Ten
442 Guy Park Ave.
Amsterdam, NY 12010-1005

Laura Markowitz                          B          1,244.2410             5.71%
68 East Seamen
Freemont, NY 11580

         The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. The three non-Independent Trustees, Messrs. Boudreau, Scipione and Ms. Hodsdon, and each of the officers of the Trust are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Funds for their services. The Trustees not listed below were not Trustees of the Fund during its fiscal year ended August 31, 1996.


                                        Aggregate Compensation          Total Compensation From the
                                            From the Funds1             funds and John Hancock Funds
Independent Trustees                      MA               NY           Complex to Trustees2
--------------------                      --               --           --------------------
Dennis S. Aronowitz                   $  811            $  823                   $ 72,450
Richard P. Chapman+                      830               842                     75,200
William J. Cosgrove+                     811               823                     72,450
Douglas Costle                            29                30                     75,350
Leland Erdahl                             25                25                     72,350
Richard Farrell                           29                30                     75,350
Gail D. Fosler                           766               778                     68,450
William Glavin+                           25                25                     72,250
Bayard Henry*                            751               762                     23,700
Dr. John Moore                            25                25                     68,350
Patti McGill Peterson                     25                25                     72,100
John Pratt                                25                25                     72,350
Edward J. Spellman                       816               828                     73,950
                                      ------            ------                   --------

TOTAL                                 $4,968            $5,041                   $894,300

1    Compensation for the fiscal year ended August 31, 1996.

2 The total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 1996. As of this date there were sixty-eight funds in the John Hancock Fund Complex, of which each of the Independent Trustees served 36.

*    Mr. Henry retired from his position as a Trustee effective April 26, 1996.

+ As of November 30, 1996, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $63,475, Mr. Cosgrove was $132,535 and for Mr. Glavin was $108,590 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees.

INVESTMENT ADVISORY AND OTHER SERVICES

         The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and presently has more than $19 billion in assets under management in its capacity as investment adviser to the Funds and other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of approximately 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard and Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

         Securities held by a Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Securities may be held by, or be appropriate investments for, a Fund as well as such other clients or funds. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for a Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

         The Trust, on behalf of each Fund, has entered into investment advisory agreements (collectively, the "Advisory Agreements"), each dated as of July 1, 1996, between the Trust and the Adviser. Pursuant to the respective Advisory Agreements, the Adviser agreed to act as investment adviser and manager to the Funds. As manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Funds and determine, subject to the overall supervision and review of the Board of Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Funds' operations except those which are delegated to a custodian, transfer agent or other agent.

         As compensation for its services under the Advisory Agreements, the Adviser receives from each Fund a fee computed and paid monthly based on a stated percentage of the respective Fund's average daily net assets as follows:


             Net Asset Value                                 Annual Rate
             ---------------                                 -----------

            First $250 million                                  0.500%
            Next $250 million                                   0.450%
            Next $500 million                                   0.425%
            Next $250 million                                   0.400%
       Amounts over $1,250,000,000                              0.300%


         Each Fund bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plans of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Funds (including an allocable portion of the cost of the
Adviser's employees rendering such services to the subject Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Funds, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

         The Advisory Agreements were approved on March 5, 1996 by all of the Trustees, including all of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any such party. The shareholders of the Funds also approved their respective Fund's Advisory Agreement on June 26, 1996. Each Advisory Agreement will continue in effect from year to year, provided that continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of each Fund or by the

Trustees, and (ii) by a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any such party. Each Advisory Agreement may be terminated on 60 days written notice by any party and will terminate automatically if assigned.

         From time to time, the Adviser may reduce its fee or make other arrangements to limit a Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, a Fund's annual expenses fall below this limit.

         For the year ended August 31, 1994 as a result of the expense limitations described in the Prospectus, the Adviser did not receive a fee from either Fund. For the year ended August 31, 1995, the management fee paid by the Massachusetts and New York Funds to the Adviser amounted to $62,994 and $57,450, respectively. For the year ended August 31, 1996, the management fee paid by the Massachusetts and New York Funds to the Adviser amounted to $39,064 and $48,077 respectively.

         Pursuant to the Advisory Agreements, the Adviser is not liable to the Trust or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the management contract.

         Under the investment management contract, the Trust and each Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Trust (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Accounting and Legal Services Agreement The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Funds with certain tax, accounting and legal services. For the fiscal year ended August 31, 1996, the Massachusetts Tax Free Income and New York Tax Free Income Fund paid the Adviser $6,958 and $7,059, for services respectively.

DISTRIBUTION CONTRACT

        The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

        The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00%, respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B Plan as a liability of the Fund because the Trustees may terminate Class B Plan at any time. For the fiscal year ended August 31, 1996, an aggregate of $938,714 of distribution expenses or 3.59% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

        The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

        Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

        The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will, in any event, be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

        Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of

Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

        During the fiscal year ended August 31, 1996, the Funds paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of the Fund:


                                                            Expense Items

                                        Printing and
                                        Mailing of                                                Interest Carrying
                                        Prospectuses to     Compensation to    Expense of         or Other Finance
                     Advertising        New Shareholders    Selling Brokers    Distributors       Charges
                     -----------        ----------------    ---------------    ------------       -------
New York Fund          $21,596              $2,245              $107,395          $38,470            $0
Massachusetts Fund     $22,099              $2,605              $105,406          $37,358            $0

         Each of the Plans provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans provides that it may be terminated as to any Fund without penalty (a) by vote of a majority of the Independent Trustees, (b) upon 60 days' written notice to John Hancock Funds of the affected Fund and (c) automatically in the event of assignment. They further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding voting securities of the subject class of the affected Fund. Each of the Plans also provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a vote of a majority of the Trustees and of the Independent Trustees of the Trust. The holders of Class A and Class B shares of each Fund have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the applicable Fund.

NET ASSET VALUE

         For purposes of calculating the net asset value ("NAV") of Fund shares, the following procedures are utilized wherever applicable.

         Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

         The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time) by dividing a class' net assets by the number of its shares outstanding.

INITIAL SALES CHARGE ON CLASS A SHARES

         The sales charge applicable to purchases of Class A shares of a Fund is described in the Prospectus. Methods of obtaining a reduced sales charge with respect to purchases of Class A shares referred to generally in the Prospectus are described in detail below.

Combined Purchases. For each Fund, in calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account, and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from either a representative of John Hancock Signature Services, Inc. ("Signature Services") or a representative of a Selling Broker.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

         o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.

         o A bank, trust company, credit union, savings institution or other depository institution, its trust department or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.

         o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

         o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

         o A former participant in an employee benefit plan with John Hancock Funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to a Fund.

         o A member of an approved affinity group financial services plan.

         o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

         o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:


Amount Invested                                          CDSC Rate
---------------                                          ---------
$1 to $4,999,999                                           1.00%
Next $5 million to $9,999,999                              0.50%
Amounts of $10 million and over                            0.25%

         Class A shares of a Fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of a reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such person.

Combination Privilege. For each Fund reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. The reduced sales charges are also applicable to investments made over a specified period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. Such an investment (including accumulations and combinations) must aggregate $100,000 or more invested during a period of thirteen months from the date of the LOI or from a date within ninety days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

         The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. An LOI does not constitute a binding commitment by an investor to purchase or by the subject Fund to sell any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

         Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Funds will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including increases in account value derived from reinvestment of dividends or capital gains distributions. No CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

         Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

         The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

         In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. However, you cannot redeem appreciation value only in order to avoid a CDSC.

         When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

         You have purchased 100 shares of a Fund at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*        Proceeds of 50 shares redeemed at $12 per share                   $600
*        Minus proceeds of 10 shares not subject to CDSC (dividend
         reinvestment)                                                     -120
*        Minus appreciation on remaining shares (40 shares X $2)            -80
                                                                           ----
*        Amount subject to CDSC                                            $400

         Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees enables each Fund to sell its Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares of each Fund that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*        Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

         For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Code) unless otherwise noted.

*        Redemptions made to effect mandatory distributions under the Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plans and Profit-Sharing Plans).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Type of Distribution  401(a) Plan          403(b)            457              IRA, IRA          Non-Retirement
                      (401(k), MPP,                                           Rollover
                      PSP)
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Death or              Waived               Waived            Waived           Waived            Waived
Disability
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Over 70 1/2           Waived               Waived            Waived           Waived for        12% of
                                                                              mandatory         account value
                                                                              distributions     annually in
                                                                              or 12% of         periodic
                                                                              account value     payments
                                                                              annually in
                                                                              periodic
                                                                              payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Between 59 1/2        Waived               Waived            Waived           Waived for Life   12% of
and 70 1/2                                                                    Expectancy or     account value
                                                                              12% of account    annually in
                                                                              value annually    periodic
                                                                              in periodic       payments
                                                                              payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Under 59 1/2          Waived               Waived for        Waived for       Waived for        12% of
                                           annuity           annuity          annuity           account value
                                           payments (72t)    payments (72t)   payments (72t)    annually in
                                           or 12% of         or 12% of        or 12% of         periodic
                                           account value     account value    account value     payments
                                           annually in       annually in      annually in
                                           periodic          periodic         periodic
                                           payments.         payments.        payments.
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Loans                 Waived               Waived            N/A              N/A               N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Termination of        Not Waived           Not Waived        Not Waived       Not Waived        N/A
Plan
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Hardships             Waived               Waived            Waived           N/A               N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------
Return of Excess      Waived               Waived            Waived           Waived            N/A
--------------------- -------------------- ----------------- ---------------- ----------------- ---------------

         If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

         Although it would not normally do so, each Fund has the right to pay the redemption price of its shares in whole or in part in portfolio securities as prescribed by the Trustees of the Trust. When the shareholder sells portfolio securities received in this fashion the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, each Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. Each Fund permits exchanges of its shares of any class for shares of the same class in any other John Hancock fund offering that class.

Systematic Withdrawal Plan. Each of the Funds permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of a Fund's shares. Since the redemption price of the shares of a Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in recognition of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Fund shares at the same time as a Systematic Withdrawal Plan is in effect. The Funds reserve the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

Monthly Automatic Accumulation Program ("MAAP"). The program, as it relates to automatic investment checks, is subject to the following conditions:

         The investment will be drawn on or about the day of the month indicated.

         The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Signature Services without prior notice if any check is not honored by your bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any check.

         The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

Reinvestment Privilege. A shareholder who has redeemed shares of a Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of that Fund or in any of the other John Hancock mutual funds, subject to the minimum investment limit in any fund. Each of the Funds may modify or terminate the reinvestment privilege at any time.

         No sales charge will apply to proceeds from the redemption of Class A shares of a Fund reinvested in Class A shares of any of the other John Hancock funds which are otherwise subject to a sales charge. If a CDSC was paid upon a redemption, you may reinvest in the same class of shares from which the redemption was made within 120 days at net asset value. Your account will be credited with the amount of the CDSC previously charged and the reinvested shares will continue to be subject to the CDSC. For the purpose of calculating the CDSC, the holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares.

         A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated as described under the heading "Tax Status."

DESCRIPTION OF THE FUNDS' SHARES

         The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two series of shares -- the Massachusetts Fund and the New York Fund. In addition, the Trustees have authorized the issuance of two classes of shares of each series, designated as Class A and Class B.

         The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund.
Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

         Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A and Class B shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple- class structures. Similarly, the net asset value per share may vary depending on whether Class A or Class B shares are purchased.

         In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the subject Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable by the Trust, except as set forth below.

         Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Funds. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder of that Fund held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in the Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefor limited to circumstances in which the subject Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

         In order to avoid conflicts with portfolio trades for the Funds, the Adviser and the Trust have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre- clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come first.

         A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.

TAX STATUS

Federal Income Taxation. Each Fund is treated as a separate entity for accounting and tax purposes and each has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code and intends to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on taxable and tax-exempt income (including net realized capital gains, if any) which is distributed to shareholders in accordance with the timing requirements of the Code.

         Each Fund will be subject to a four percent non-deductible Federal excise tax on certain taxable amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

         Each Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, a Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in municipal securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing municipal securities, the Funds intend to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted principally during the 1980's not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligations was issued. In that event, a portion of a Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of a Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar future legislation.

         If a Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on municipal securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by a Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund's exempt-interest dividends. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of a Fund even though the borrowed money may not be directly traceable to the purchase of shares.

         Although all or a substantial portion of the dividends paid by a Fund may be excluded by the Fund's shareholders from their gross income for federal income tax purposes, each Fund may purchase specified private activity bonds, the interest from which (including the Portfolio's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

         Distributions other than exempt-interest dividends from a Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. Taxable distributions include distributions from a Fund that are attributable to (i) taxable income, including but not limited to taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate swaps, caps, floors and collars, and a portion of the discount from certain stripped tax- exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options and futures contracts. If these distributions are paid from a Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from a Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains or losses, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of a Fund.

         Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of a Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

         After the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of a Fund for its full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.

         The amount of a Fund's realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of Fund securities and/or engage in options or futures transactions that will generate capital gains. At the time of an investor's purchase of a Fund's shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's holdings. Consequently, subsequent distributions of these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions (or portions thereof) in reality represent a return of a portion of the purchase price.

         Upon a redemption of shares of a Fund (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Trust are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, to the extent in excess of the amount disallowed, will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Although its present intention is to distribute, at least annually, all net capital gain, if any, each Fund reserves the right to retain and reinvest all or any portion of the excess of net capital gain over net short-term capital loss in any year. A Fund will not, in any event, distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior year capital losses, it would be subject to federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a Trust of, his pro rata share of the taxes paid by the Fund and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of each excess and his pro rata share of such taxes.

         For Federal income tax purposes, each of the Funds is permitted to carryforward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed to shareholders. The Massachusetts Fund has a realized capital loss carryforward of $567,282, of this amount $2,465 expires August 31, 2002, $396,511 expires August 31, 2003 and $168,306 expires August 31, 2004. The New York Fund has a realized capital loss carryforward of $347,989 of this amount $77,663 expires August 31, 2003 and $270,326 expires August 31, 2004.

         Each Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options and futures contracts may also require a Fund to recognize gain without a concurrent receipt of cash. However, each Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, a Fund may have to dispose of its Fund securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

         Each Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, a Fund's taxable distributions may not be subject to backup withholding if the Fund can reasonably estimate that at least 95% of its distributions for the year will be exempt-interest dividends. The Funds may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

         The Funds may invest in debt obligations that are in the lower rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Funds, in the event they invest in such securities, in order to seek to ensure that they distribute sufficient income to preserve their status as regulated investment companies and seek to avoid becoming subject to Federal income or excise tax.

         Dividends and capital gain distributions from a Fund will not qualify for the dividends-received deduction for corporate shareholders.

         Limitations imposed by the Code on regulated investment companies like the Funds may restrict each Fund's ability to enter into futures and options transactions.

         Certain options and futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options or futures contracts and/or offsetting or successor Fund positions may be deferred rather than being taken into account currently in calculating the Fund's gains. Some of these transactions may also cause a Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options and futures contracts in order to seek to minimize any potential adverse tax consequences.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. Dividends (including exempt-interest dividends), capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes, except as described below under "State Income Tax Information." The discussion does not address special tax rules applicable to certain types of investors, such as banks, insurance companies, or tax-exempt entities. Shareholders should always consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of a Fund in their particular circumstances.

         Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from a Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in a Fund.

STATE INCOME TAX INFORMATION

MASSACHUSETTS TAXES

         The Funds are not subject to Massachusetts corporate excise or franchise taxes. Provided that each Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

         To the extent that exempt-interest dividends paid to shareholders by the Massachusetts Fund are derived from interest on tax-exempt bonds of the Commonwealth of Massachusetts and its political subdivisions or Puerto Rico, the U.S. Virgin Islands or Guam and are properly designated as such, these distributions will be exempt from Massachusetts personal income tax. For Massachusetts personal income tax purposes, dividends from the Fund's taxable net investment income, tax-exempt income from obligations not described in the preceding sentence, and short-term capital gains, if any, will generally be taxable as ordinary income, whether received in cash or additional shares. However, any dividends that are properly designated as attributable to interest the Fund receives on direct U.S. Government obligations will not be subject to Massachusetts personal income tax. Dividends properly designated as from net capital gain are generally taxable as long-term capital gains, regardless of how long shareholders have held their Fund shares. However, a portion of such a long-term capital gains distribution will be exempt from Massachusetts personal income tax if it is properly designated as attributable to gains realized on the sale of certain tax-exempt bonds issued pursuant to Massachusetts statutes that specifically exempt such gains from Massachusetts taxation. Dividends from investment income (including exempt- interest dividends) and from capital gains will be subject to, and shares of the Fund will be included in the net worth of intangible property corporations for purposes of, the Massachusetts corporation excise tax if received by a corporation subject to such tax. Long-term capital gains from the sale of a capital asset are generally taxed on a sliding scale at rates ranging from 5% to 0%, with the applicable tax rate declining as the tax holding period of the asset (beginning on the later of January 1, 1995 or the date of actual acquisition) increases from more than one year to more than six years. Massachusetts resident individuals, as well as estates or personal trusts subject to Massachusetts income taxation, are subject to this tax structure with respect to redemption, exchanges or other dispositions of their shares of the Massachusetts Fund in their taxable years beginning after 1995, assuming that they hold their shares of the Massachusetts Fund as capital assets for purposes of the Act. The Act does not address the Massachusetts tax treatment of dividends paid by the Massachusetts Fund that are designated and treated as long-term capital gains for Federal income tax purposes, and it is accordingly not clear what tax rate applies to such dividends for Massachusetts tax purposes for taxable years beginning after 1995.

NEW YORK TAXES

         Exempt-interest dividends derived from interest on tax-exempt bonds of New York State and its political subdivisions and authorities and certain other governmental entities (for example, U.S. possessions), paid by the New York Fund to New York resident individuals, estates and trusts otherwise subject to these taxes, will not be subject to New York State and New York City personal income taxes and certain municipal tax surcharges.

         Dividends, whether received in cash or additional shares, derived from the New York Fund's other investment income (including interest on Tax-Exempt Bonds other than those described in the preceding paragraph), and from the Fund's net realized short-term capital gains, are taxable for New York State and New York City personal income tax purposes as ordinary income. Tax surcharges will also apply. Dividends derived from net realized long-term capital gains of the Fund are taxable as long-term capital gains for New York State and New York City personal income tax purposes regardless of the length of time shareholders have held their shares.

         Dividends derived from investment income and capital gains, including exempt- interest dividends, will be subject to the New York State franchise tax and the New York City General Corporation Tax if received by a corporation subject to those taxes. Certain distributions may, however, be eligible for a 50% dividend subtraction. Shares of the Fund will be included in a corporate shareholder's investment capital in determining its liability, if any, for these taxes.

         New York State and New York City personal income taxes are imposed on "New York taxable income," which is defined, in the case of New York resident individuals, estates and trusts as "New York adjusted gross income" minus the New York deductions and New York exemptions. "New York adjusted gross income", in the case of a New York resident individual, estate or trust, is federal adjusted gross income with certain modifications Because distributions that qualify as exempt- interest dividends under IRC ss. 852(b) (5) will be excluded from Federal gross income and adjusted gross income, such distributions will also be excluded from New York adjusted gross income, unless specifically modified by New York law.

         New York law requires that New York resident individuals, estates and trusts add certain items to their federal adjusted gross income. One such modification is the addition, to the extent not properly includible in Federal adjusted gross income, of interest income on obligations of any state (or political subdivision of any state) other than New York and its political subdivisions.

         Distributions that are taxable under the IRC, including distributions properly designated as capital gain dividends pursuant to IRC ss.852(b)(3) and distributions derived from interest on U.S. Government obligations, will be includible in New York adjusted gross income, as there is no provision in the New York tax law that permits their subtraction from federal adjusted gross income. New York tax law does not currently contain any special provisions that would impose differing rates of tax on capital gain and ordinary income in the hands of individual taxpayers.

         Under New York tax law, New York resident individuals, estates and trusts are subject to a minimum income tax (sometimes referred to as the "New York alternate minimum tax") at the rate of six percent of "New York minimum taxable income." This tax is imposed in addition to the regular personal income tax imposed by the State of New York. For purposes of this minimum tax, New York minimum taxable income is, prior to certain reductions, equal to the sum of the federal items of tax preference defined in IRC ss.57, with certain modifications and adjustments, but excludes from New York minimum taxable income "the federal item of tax preference with respect to tax-exempt interest". Distributions by the Fund of exempt-interest dividends (including any portion of such dividends derived from interest on private activity bonds, the interest on which is a tax preference item enumerated in IRC ss.57) thus will not be included in income subject to the New York State or New York City minimum income tax on New York resident individuals, estates and trusts.

         Distributions that are properly designated as exempt-interest dividends under IRC ss.852 (b) (5) made by the Fund to corporations, will be included in entire net income in the computation of the New York State franchise tax and New York City business taxes and shares of the Fund will be included in investment capital for purposes of these taxes. If such distributions increase a corporate shareholder's liability, they will also result in an increased liability for tax surcharges. However, distributions that are taxable under the IRC, with the possible exception of distributions properly treated as capital gain dividends pursuant to IRC ss.852(b) (3), may be eligible for a 50% dividend subtraction.

         Under New York tax law, a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying dividends which are exempt from the New York State and New York City personal income taxes, such as the New York Fund, will not be deductible by the investor for New York State and New York City personal income tax purposes.

CALCULATION OF PERFORMANCE

         For the 30-day period ended August 31, 1996, the Funds' annualized yield and tax-equivalent yields for Class A shares at the maximum tax rates were 5.08% and ____% for Massachusetts and 4.94% and ____% for New York, respectively. The average annual total returns of the Funds' Class A shares for the 1 year, 5 years and the life-of-fund periods ended August 31 were respectively 0.09%, 6.24% and 7.72% for Massachusetts and 0.48%, 6.37% and 7.90% for New York.

         The Funds advertise yield, where appropriate. Each Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                        Yield = 2 ([(a - b) + 1] 6 - 1)
                                      ---
                                      cd

Where:

a =      dividends and interest earned during the period.

b = expenses accrued during the period (net of fee reductions and expense limitation payments, if any).

c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

d = the maximum offering price per share on the last day of the period (NAV where applicable).

         Each Fund's total return is computed by finding the average annual compounded rate of return over the 1 year, 5 years and life-of-fund period that would equate the initial amount invested to the ending redeemable value according to the following formula:


     n _____
T = \ /ERV/P - 1


Where:

P =      a hypothetical initial investment of $1,000.

T =      average annual total return.

n =      number of years.

ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 years and life-of-fund periods.

         Because each share has its own sales charge and fee structures, the classes have different performance results. In the case of Class A shares or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the subject Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales load from the distribution rate produces a higher rate.

         In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion or original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value.

         In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

         From time to time, in reports and promotional literature, a Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices. Comparisons may also be made to bank certificates of deposit, ("CDs") which differ from mutual funds, such as the Funds, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured.

         Performance rankings and ratings reported periodically in national financial publication such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S, BARRON'S, ETC., AS WELL AS LIPPER, may be utilized. The Fund's promotional and sales literature may make reference to the fund's "beta". Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

         The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

         Decisions concerning the purchase and sale of securities held by a Fund and the allocation of brokerage commissions are made by the officers of the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates, and officers and Trustees who are interested persons of the Trust. For each Fund, orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

         The primary policy of each Fund is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

         To the extent consistent with the foregoing, the Funds will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Funds, and their value and expected contribution to the performance of the Funds. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Trust. The Funds will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Trust's brokerage business, the policies in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended on August 31, 1994 the Trust paid no brokerage commissions. For the year ended August 31, 1995 and 1996, the Massachusetts Tax Free Fund paid negotiated brokerage commissions in the amount of $2,470 and 5,721, respectively and the New York Tax Free Fund paid negotiated brokerage commissions in the amount of $3,267 and $4,655, respectively.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Funds may pay to a broker which provides brokerage and research services to the Funds an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended August 31, 1996, neither Fund paid commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

         The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc. ("Distributors" or Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, each Fund may execute portfolio transactions with or through Affiliated Brokers. During the year ending August 31, 1996, neither Fund executed any portfolio transactions with Affiliated Brokers.

         Any of the Affiliated Brokers may act as broker for the Funds on exchange transactions, subject, however, to the general policy of the Trust set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Trust would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker and comparable to the Trust as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Trust, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Trust, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

         Other investment advisory clients advised by the Adviser may also invest in the same securities and the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transaction as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

         John Hancock Signature Services, Inc., P.O. Box 9116, Boston, MA 02205-9116, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Funds. The Funds pay Signature Services an annual fee of $20.00 for each Class A shareholder and $22.50 for each Class B shareholder, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Funds on the basis of the relative net asset value.

CUSTODY OF PORTFOLIOS

         Securities of each Fund are held pursuant to a custodian agreement between the Trust and Investors Bank & Trust Company, 89 South Street, Boston, MA 02111. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Funds are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP audits and renders an opinion on each Fund's annual financial statements and reviews each Fund's annual Federal income tax return.

                                    APPENDIX


RATINGS

Moody's describes its ratings for Tax-Exempt Bonds as follows:

Bonds. "Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of grater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities.

"Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"Bonds which are rated 'C' are the lowest rated classes of bonds, and issues so rated can be regarded as having extremely poor prospects of ever obtaining any real investment standing."

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Standard & Poor's describes its ratings for Tax-Exempt Bonds as follows:

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Debt rated "BB," "B," "CCC," or "CC" is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Unrated. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fitch describes its rating for Tax-Exempt Bonds as follows:

         AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and the 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

         A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB. Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB. Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

Notes. Ratings for state and municipal notes and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance on bond risk are of lesser importance in the short run.
Symbols will be used as follows:

"MIG-1 Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

"MIG-2 Notes bearing this designation are of high quality with margins of protection ample although not so large as in the preceding group."

Commercial Paper. As described in the Prospectus, the Fund may invest in commercial paper which is rated A-1 or A-2 by Standard & Poor's, P-1 or P-2 by Moody's or F-1+ or f1 by Fitch.

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subjective to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch's short-term ratings are as follows:

F-1+ Exceptionally strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+"

Massachusetts Fund

Quality   Distribution.   The  average  weighted  quality  distribution  of  the
securities in the portfolio for the year ended August 31, 1996.

                                                                 Rating                     Rating
                                                  % of        Assigned by     % of         Assigned by      % of
Security Ratings             Average Value      Portfolio       Adviser     Portfolio       Service       Portfolio
----------------             -------------      ---------       -------     ---------       -------       ---------
AAA                           $15,820,131         28.8%            0           0.0%       $15,820,131       28.8%
AA                              5,035,902          9.2%            0           0.0%         5,035,902        9.2%
A                              22,830,002         41.5%            0           0.0%        22,830,002       41.5%
BBB                            11,276,807         20.5%         727,274        1.3%        10,549,533       19.2%
BB                                 0               0.0%            0           0.0%                 0        0.0
B                                  0               0.0%            0           0.0%                 0        0.0
Debt-Unrated                       0               0.0%            0           0.0%                 0        0.0
                              -----------                       -------                   -----------
Debt Securities                54,962,842        100.0%         727,274        1.3%       $54,235,568       98.7%
Options Securities                    530          0.0%
Short-Term Securities                   0          0.0%
                              -----------
Total Portfolio                54,963,373        100.0%
Other Assets -- Net             1,076,513
                              -----------
Net Assets                     56,039,887
                              ===========

The ratings are described in the Statement of Additional Information.

New York Fund

Quality   Distribution.   The  average  weighted  quality  distribution  of  the
securities in the portfolio for the year ended August 31, 1996.

                                                             Rating                       Rating
                                                % of      Assigned by       % of       Assigned by         % of
Security Ratings            Average Value    Portfolio       Adviser      Portfolio       Service        Portfolio
----------------            -------------    ---------       -------      ---------       -------        ---------
AAA                          $12,758,268       23.6%            0           0.0%        $12,758,268         23.6%
AA                            12,247,873       22.6%            0           0.0%         12,247,873         22.6%
A                             13,161,753       24.3%            0           0.0%         13,161,753         24.3%
BBB                           13,502,309       24.9%          575,154       1.0%         13,502,309         24.9%
BB                             2,197,921        4.1%        1,173,104       2.2%          1,024,817          1.9%
B                                      0        0.0%            0           0.0%             0               0.0%
CCC                                    0        0.0%            0           0.0%             0               0.0%
CC                                     0        0.0%            0           0.0%             0               0.0%
C                                      0        0.0%            0           0.0%             0               0.0%
Debt-Unrated                           0        0.0%            0           0.0%             0               0.0%
                             -----------                    ---------                   -----------
Debt-Securities               53,868,124       99.5%        1,748,258       3.2%        $52,695,021         97.3%
Options Securities                     0        0.0%
Short-Term Securities            257,385        0.5%
                                 -------
Total Portfolio               54,125,509      100.0%
Other Assets -- Net              913,805
                                 -------
Net Assets                   $55,039,315
                             ===========

The ratings are described in the Statement of Additional Information.

                              FINANCIAL STATEMENTS

                                     PART C.

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a) The financial statements listed below are included in and incorporated by reference into Part B of the Registration Statement from the 1995 Annual Report to Shareholders for John Hancock Tax-Exempt Series Fund for the year ended August 31, 1996 (filed electronically on October 21, 1996 file nos. 811-5079 and 33-12947; accession number 0000928816-96-000307.


     John Hancock Massachusetts Tax-Free Fund
     John Hancock New York Tax-Free Fund

     Statement of Assets and Liabilities as of August 31, 1996.
     Statement of Operations from the year ended August 31, 1996.
     Statement of Changes in Net Assets for each of the two years in the period ended December 31.
     Financial Highlights for each of the periods indicated therein. Notes to Financial Statements.
     Schedule of Investments as of August 31, 1996.

     (b) Exhibits:

     The exhibits to this Registration Statement are listed in the Exhibits Index hereto and are incorporated herein by reference.

Item 25. Persons Controlled by or under Common Control with Registrant

     No person is directly or indirectly controlled by or under common control with Registrant.

Item 26. Number of Holders of Securities

     As of November 29, 1996 the number of record holders of shares of Registrant was as follows:

        Title of Class                              Number of Record Holders
        --------------                              ------------------------

(Shares of Beneficial Interest,
without par value)

John Hancock Tax-Exempt Series Fund-
   Massachusetts Tax-Free
      Class A Shares                                       2,589
      Class B Shares                                           6

     New York Tax-Free
      Class A Shares                                       2,766
      Class B Shares                                          12

Item 27. Indemnification

     (a) Under Registrant's  Declaration of Trust.  Sections 4.1, 4.2 and 4.3 of
Article VI of the Registrant's Amended and Restated Declaration of Trust provide for indemnification of the Registrant's Trustees and Officers under certain circumstances. A copy of the Registrant's Amended and Restated Declaration of Trust is attached as Exhibit 1 to this Post-Effective Amendment No. 10 to the Registration Statement of the Registrant.

     (b) Under the Distribution Agreement. Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds" ) has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

     Section 9(a) of the By-Laws of the Insurance Company provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any liability or expense incurred in connection with any matter settled without final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined to be entitled to indemnification.

     Article IX of the respective By-Laws of John Hancock Funds and the Adviser provide as follows:

"Section 9.01. Indemnity: Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such as person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the Registrant's Amended and Restated Articles of
Incorporation, Article 10.1 of the Registrant's By-Laws, The underwriting Agreement, the By-Laws of Distributors, the Adviser, or the Insurance Company or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Advisers

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Investment Adviser, reference is made to Forms ADV (801-8124) filed under the Investment Advisers Act of 1940, herein incorporated by reference.

Item 29. Principal Underwriters

     The Registrant's sole principal underwriter is JH Funds, Inc., which also acts as principal underwriter for the following investment companies: John Hancock Institutional Series Trust, John Hancock Sovereign Bond Fund, John Hancock Special Equities Fund,

     John Hancock Strategic Series, John Hancock Tax-Exempt Series Fund, John Hancock Limited-Term Government Fund, John Hancock World Fund, Freedom Investment Trust, Freedom Investment Trust II, John Hancock Investment Trust IV, John Hancock Bond Fund, John Hancock California Tax-Free Income Fund, John Hancock Cash Reserve, Inc., John Hancock Current Interest, John Hancock Investment Trust, John Hancock Series Trust and John Hancock Tax-Free Bond Trust.

     (b) The following table lists, for each director and officer of JH Funds, Inc., the information indicated.

       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------
Edward J. Boudreau, Jr.            Director, Chairman, President and      Trustee, Chairman and Chief
101 Huntington Avenue                   Chief Executive Officer                Executive Officer
Boston, Massachusetts

Robert H. Watts                         Director, Executive Vice                      None
John Hancock Place                   President and Chief Compliance
P.O. Box 111                                    Officer
Boston, Massachusetts

Robert G. Freedman                              Director                       Chairman and Chief
101 Huntington Avenue                                                          Investment Officer
Boston, Massachusetts

Stephen M. Blair                        Executive Vice President                      None
101 Huntington Avenue
Boston, Massachusetts

James W. McLaughlin                      Senior Vice President                        None
101 Huntington Avenue                             and
Boston, Massachusetts                   Chief Financial Officer

David A. King                                   Director                              None
101 Huntington Avenue
Boston, Massachusetts

James B. Little                          Senior Vice President             Senior Vice President and
101 Huntington Avenue                                                       Chief Financial Officer
Boston, Massachusetts


                                      C-4

       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------

William S. Nichols                       Senior Vice President                        None
101 Huntington Avenue
Boston, Massachusetts

John A. Morin                        Vice President and Secretary              Vice President
101 Huntington Avenue
Boston, Massachusetts

Susan S. Newton                             Vice President                     Vice President
101 Huntington Avenue                                                           and Secretary
Boston, Massachusetts

Christopher M. Meyer                   Second Vice President and                    None
101 Huntington Avenue                          Treasurer
Boston, Massachusetts

Stephen L. Brown                               Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Thomas E. Moloney                              Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                            Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard S. Scipione                            Director                            Trustee
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John Goldsmith                                 Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

                                      C-5


       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------

Richard O. Hansen                              Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                               Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Foster  L. Aborn                               Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

David F. D'Alessandro                          Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

William C. Fletcher                            Director                              None
53 State Street
Boston, Massachusetts

James V. Bowhers                       Executive Vice President                      None
101 Huntington avenue
Boston, Massachusetts

Anthony P. Petrucci                      Senior Vice President                       None
101 Huntington Avenue
Boston, Massachusetts

Charles H. Womack                        Senior Vice President                       None
6501 Americas Parkway
Suite 950
Albuquerque, New Mexico

Keith Harstein                           Senior Vice President                       None
101 Huntington Avenue
Boston, Massachusetts

Griselda Lyman                              Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Karen Walsh                                 Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

     (c) None.

Item 30. Location of Accounts and Records

Registrant  maintains  the records  required to be  maintained by it under Rules
31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 as its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 31. Management Services

     Not applicable.

Item 32. Undertakings

     (a) Not applicable.

     (b) Not applicable

     (c) The Registrant on behalf of each of its each of its series undertakes to furnish each person to whom a prospectus is delivered with a copy of such series' annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 20th day of December, 1996.

                                         JOHN HANCOCK TAX EXEMPT SERIES FUND

                                          By: /s/ Edward J. Boudreau, Jr.
                                              ---------------------------
                                              Edward J. Boudreau, Jr.*
                                              Chairman

     Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  the
Registration has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                                  Title                             Date
       ---------                                  -----                             ----

------------------------                Chairman
Edward J. Boudreau, Jr.*                (Principal Executive Officer)

/s/James B. Little
------------------------                Senior Vice President and Chief
James B. Little                         Financial Officer (Principal            December 20, 1996
                                        Financial and Accounting Officer)


------------------------                Trustee
Dennis S. Aronowitz*

------------------------                Trustee
Richard P. Chapman, Jr.*

------------------------                Trustee
William J. Cosgrove*

------------------------                Trustee
Douglas M. Costle*

------------------------                Trustee
Leland O. Erdahl*

------------------------                Trustee
Richard A. Farrell*

------------------------                Trustee
Gail D. Fosler*

------------------------                Trustee
William F. Glavin*

------------------------                Trustee
Anne C. Hodsdon*


                                      C-8


------------------------                Trustee
John A. Moore

------------------------                Trustee
Patti McGill Peterson*

------------------------                Trustee
John W. Pratt*

------------------------                Trustee
Richard S. Scipione*

------------------------                Trustee
Edward J. Spellman*

*By:  /s/Susan S. Newton                                                        December 20, 1996
      ------------------
      Susan S. Newton
      Attorney-in-Fact under
      Powers of Attorney dated
      May 21, 1996, filed herewith

                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------

   99.B1         Amended and Restated Declaration of Trust dated July 1, 1996.+

  99.B1.2 Establishment and Designation of Class A Shares and Class B Shares of Beneficial Interest dated July 1, 1996.+

   99.B2         Amended and Restated By-Laws dated March 6, 1996.+

   99.B3         None.

   99.B4 Specimen share certificate for John Hancock Tax-Exempt Series Fund, New York Portfolio.*
                 .
  99.B4.1 Specimen share certificate for John Hancock Tax-Exempt Series Fund, Massachusetts Portfolio.*

   99.B5 Investment Management Contract between the New York Tax-Free Income Fund and John Hancock Advisers, Inc. dated July 1, 1996.+

  99.B5.1 Investment Management Contract between the Massachusetts Tax-Free Income Fund and John Hancock Advisers, Inc. dated July 1, 1996.+

   99.B6 Distribution Agreement with John Hancock Broker Distribution Services, Inc. dated August 1, 1991.*

  99.B6.1 Form of Soliciting Dealer Agreement between John Hancock Broker Distribution Services, Inc. and Selected Dealers.*

   99.B7         None.

   99.B8 Master Custodian Agreement with Registrant and Investors Bank and Trust Company.*

   99.B9 Transfer Agency and Service Agreement between Registrant and John Hancock Fund Services, Inc. dated January 1, 1991.*

   99.B10        Rule 24(e) Opinion.+

   99.B11        Auditors Consent+

   99.B12        None

   99.B13 Subscription Agreement between Registrant and John Hancock Advisers, Inc.*

Exhibit No.                               Description
-----------                               -----------

   99.B14        None

   99.B15 Amended and Restated Distribution Plan for Class A shares between John Hancock Tax-Exempt Series Fund and John Hancock Funds, Inc. dated July 1, 1996.+

  99.B15.1 Amended and Restated Distribution Plan for Class B shares between John Hancock Tax-Exempt Series Fund and John Hancock Funds, Inc. dated July 1, 1996.+

   99.B16 Working papers showing yield calculation for yield and total return.*

   99.27         Massachusetts Tax-Free Income Fund
   99.27         New York Tax-Free Income Fund


* Previously filed electronically with post-effective amendment number 10 (file nos. 811-5079 and 33-12947) on December 25, 1995, accession number 0000950156-95-000881.

+    Filed herewith.